Exhibit 10.2

SILVER SPRING NETWORKS, INC.

AMENDED AND RESTATED

2003 STOCK OPTION PLAN

adopted by the Board and Stockholders on November 24, 2003

(amended on December 31, 2003, June 17, 2004, February 11, 2005, May 19, 2005,

December 28, 2005, June 1, 2007, December 5, 2007, September 29, 2008, December 16, 2008,

March 18, 2009, August 21, 2009, October 9, 2009, February 6, 2010, November 12, 2010,

March 30, 2011, March 2, 2012 and December 14, 2012)

1. Purpose and Types of Awards. This 2003 Stock Option Plan (the “Plan”) is intended to increase the incentives of, and encourage stock ownership by, officers, directors, employees, consultants and other independent contractors (including members of the Company’s Board of Directors who are not employees of the Company) providing services to Silver Spring Networks, Inc., a Delaware corporation (the “Company”), or to corporations which are or become parent corporations or subsidiary corporations of the Company. As used in this Plan, the terms “Parent corporation” and “Subsidiary corporation” shall have the meanings set forth in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”). The Plan is intended to provide such officers, directors, employees and consultants and other independent contractors with a proprietary interest (or to increase their proprietary interest) in the Company, and to encourage them to continue their employment or engagement by the Company or any parent or subsidiary of the Company. Awards granted pursuant to the Plan, at the discretion of the Company’s Board of Directors (“Board”), may be either options or restricted stock units (“RSUs”). Options granted pursuant to the Plan, at the discretion of the Board, may be either incentive stock options within the meaning of Section 422 of the Internal Revenue Code, or options that do not so qualify as incentive stock options and which are referenced herein as non-statutory stock options. This Plan is intended to be a written compensatory benefit plan within the meaning of Rule 701 of the Securities Act of 1933, as amended (“Securities Act”).

2. Stock. The capital stock subject to the Plan shall be shares of the Company’s authorized but unissued Common Stock (“Common Stock”). Subject to adjustments pursuant to Section 9 hereof, the maximum aggregate number of shares of Common Stock which may be issued under the Plan is 46,084,9431, or such lesser number of shares of Common Stock as permitted under Section 260.140.45 of Title 10 of the California Code of Regulations. In the event that any outstanding award under the Plan shall expire by its terms or is otherwise terminated for any reason (or if shares of Common Stock of the Company which are issued upon exercise of an option granted hereunder are subsequently reacquired by the Company pursuant to contractual rights of the Company under the particular award agreement), the shares of the Common Stock allocated to the unexercised portion of such option (or the shares so reacquired by the Company pursuant to the terms of the stock option agreement) or to the unvested portion of such RSU shall again become available to be made subject to awards granted under

[1]

The initial number of shares of Common Stock reserved for issuance under the Plan is 4,229,100 shares, approved by the Board and Stockholders on November 24, 2003, which was subsequently increased to 4,600,000 shares by the Board and Stockholders on December 31, 2003, followed by a decrease to 2,245,000 shares by the Board on June 17, 2004. Thereafter, the Board and Stockholders approved an increase of the Plan to 2,595,000 shares on February 11, 2005; an increase of the Plan to 5,595,000 shares on May 19, 2005; an increase of the Plan to 7,395,000 shares on December 28, 2005; an increase of the Plan to 9,895,000 shares on June 1, 2007; an increase of the Plan to 15,395,000 shares on December 5, 2007; an increase of the Plan to 21,820,581 shares on September 29, 2008; a decrease of the Plan to 19,341,331 shares on December 16, 2008; an increase of the Plan to 22,341,331 shares on March 18, 2009; an increase of the Plan to 24,291,331 shares on August 21, 2009; an increase of the Plan to 27,891,331 shares on October 9, 2009; an increase to the Plan to 31,891,331 shares on February 6, 2009; an increase to the Plan to 34,391,331 shares on November 12, 2010; an increase to the Plan to 35,391,331 shares on March 30, 2011; an increase to the Plan to 41,384,943 shares on March 2, 2012 and an increase to the Plan to 46,084,943 shares on December 14, 2012.

2003 Stock Option Plan

the Plan. Notwithstanding any other provision of this Plan, the aggregate number of shares of Common Stock subject to outstanding awards granted under this Plan at any given time, plus the aggregate number of shares which have been issued upon either exercise of all options or settlement of RSUs granted under this Plan and which remain outstanding, shall never be permitted to exceed the maximum number of shares specified above in this Section 2 (subject to adjustments under Section 9).

3. Administration. The Plan shall be administered by the Board. The interpretation and construction by the Board of any provision of this Plan, or of any award granted pursuant hereto, shall be final, binding and conclusive. No member of the Board shall be liable to the Company or to any Subsidiary or Parent corporation, or to the holder of any award granted hereunder, for any action, inaction, determination or interpretation made in good faith with respect to the Plan or any transaction hereunder. Notwithstanding the foregoing, the Board shall have the authority to delegate some or all of its duties to administer this Plan and to exercise its powers hereunder to a committee (“Committee”) appointed by the Board. For purposes of this Plan, all references herein to “Board” shall be deemed to also refer to any such Committee. Any Committee charged with administration of the Plan shall have all the powers and protections provided to the Board under this Plan until the Board shall revoke or restrict such powers or protections. More specifically, the Board, subject to compliance with the remaining provisions of this Plan, shall have the following powers and authority (which listing is provided by way of example and is not intended to be comprehensive or limiting to the extent of powers not included):

3.1 Selection of Award Recipients. To determine the persons providing services to the Company to whom, and the time or times at which, options to purchase Common Stock of the Company and/or RSUs to acquire Common Stock of the Company shall be granted;

3.2 Number of Award Shares. To determine the number of shares of Common Stock to be subject to awards granted to each such person;

3.3 Exercise Price. To determine the price to be paid for the shares of Common Stock upon the exercise of each option;

3.4 Term and Exercise Schedule. To determine the term, vesting and exercise schedule of each award;

3.5 Other Terms of Awards. To determine the terms and conditions of each stock option agreement or RSU agreement(which need not be identical) entered into between the Company and any person to whom the Board determines to grant an award;

3.6 Interpretation of Plan. To interpret the Plan and to prescribe, amend and rescind rules and regulations relating to the Plan;

3.7 Amendment of Awards. With the consent of the holder thereof, to modify or amend any award granted under the Plan; and

3.8 General Authority. To take such actions and make such determinations deemed necessary or advisable by the Board for the administration of the Plan, subject to complying with the Plan and with applicable legal requirements.

4. Eligibility and Issuance of Awards.

2003 Stock Option Plan

4.1 Authority to Grant and Eligibility. The Board shall have full and final authority, in its discretion and at any time and from time to time during the term of this Plan, to grant or authorize the granting of awards to such officers, directors and employees of, and consultants and other independent contractors retained by, the Company or its Parent or Subsidiary corporations as it may select, and to determine the number of shares of Common Stock to be subject to each award. Any individual who is eligible to receive an award under this Plan shall be eligible to hold more than one award at any given time, in the discretion of the Board. The Board shall have full and final authority in its discretion to determine, in the case of employees (including employees that are officers or directors), whether such options shall be incentive stock options or non-statutory stock options; however, no incentive stock option may be granted to any person who is not a bona fide employee of the Company or of a Parent or Subsidiary corporation of the Company. Persons selected by the Board who are prospective employees of, or consultants or other independent contractors to be retained by, the Company or its Parent or Subsidiary corporations, including members of the Board, shall be eligible to receive non-statutory stock options or RSUs; provided, however, that in the case of such prospective employment or other engagement, the exercisability of such options or the settlement of such RSUs shall be subject in each case to such person in fact becoming an employee or consultant or other independent contractor, as applicable, of the Company or its Parent or Subsidiary corporations.

4.2 Certain Restrictions Applicable to Incentive Stock Options. No incentive stock option shall be granted to any person who, at the time such incentive stock option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of outstanding capital stock of the Company, or of any Parent corporation or Subsidiary corporation of the Company (a “ten percent holder”), unless the exercise price (as provided in Section 5.1 hereof) is not less than one hundred ten percent (110%) of the fair market value of the Common Stock on the date the stock option is granted and the period within which the incentive stock option may be exercised (as provided in Section 5.2 hereof) does not exceed five (5) years from the date the incentive stock option is granted. In determining stock ownership for purposes of this Section 4.2, the provisions of Section 422(b)(6) of the Internal Revenue Code shall control. An employee shall be considered as owning the voting capital stock owned, directly or indirectly, by or for his or her brothers and sisters, spouse, ancestors and lineal descendants. Voting capital stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its stockholders, partners or beneficiaries, as applicable. Additionally, for purposes of this Section 4.2, outstanding capital stock shall include all capital stock actually issued and outstanding immediately after the grant of the option to the employee. Outstanding capital stock shall not include capital stock authorized for issue under outstanding options or RSUs held by the employee or by any other person. Additionally, the aggregate fair market value (determined as of the date an option is granted) of the Common Stock with respect to which incentive stock options granted are exercisable for the first time by an employee during any one calendar year (under this Plan and under all other incentive stock option plans of the Company and of any Parent or Subsidiary corporation) shall not exceed One Hundred Thousand Dollars ($100,000). If the aggregate fair market value (determined as of the date an option is granted) of the Common Stock with respect to which incentive stock options granted are exercisable for the first time by an employee during any calendar year exceeds One Hundred Thousand Dollars ($100,000), the options for the first One Hundred Thousand Dollars ($100,000) worth of shares of Common Stock to become exercisable in such calendar year shall be incentive stock options and the options for the amount in excess of One Hundred Thousand Dollars ($100,000) that become exercisable in that calendar year shall be non-statutory stock options. In the event that the Internal Revenue Code or the regulations promulgated thereunder are amended after the effective date of the Plan to provide for a

2003 Stock Option Plan

different limit on the fair market value of shares of Common Stock permitted to be subject to incentive stock options, such different limit shall be automatically incorporated herein and shall apply to options granted after the effective date of such amendment. In no event shall the total number of shares of Common Stock issued (counting each reissuance of a share that was previously issued and then forfeited or repurchased by the Company as a separate issuance) under the Plan upon exercise of incentive stock options exceed One Hundred Fifty-Three Million Nine Hundred Fifty Thousand (153,950,000) shares (adjusted in proportion to any adjustments under Section 2 hereof) over the term of the Plan.

4.3 Date of Grant. The date on which an award shall be granted shall be stated in each option agreement or RSU agreement and shall be the date of the Board’s authorization of such grant or such later date as may be set by the Board at the time such grant is authorized.

5. Terms and Provisions of Option Agreements. Each option granted under the Plan shall be evidenced by a stock option agreement between the person to whom the option is granted and the Company. Each such agreement shall be subject to the following terms and conditions, and to such other terms and conditions not inconsistent herewith as the Board may deem appropriate in each case:

5.1 Exercise Price. The price to be paid for each share of Common Stock upon the exercise of an option shall be determined by the Board at the time the option is granted; provided however that no option shall have an exercise price less than one hundred percent (100%) of the fair market value of the Common Stock on the date the option is granted unless expressly approved otherwise by the Board; and any incentive stock option granted to a ten percent (10%) stockholder shall have the exercise price set as provided in Section 4.2 hereof. For all purposes of this Plan, the fair market value of the Common Stock on any particular date shall be determined as follows:

5.1.1 If such Common Stock is publicly traded and is then listed on a national securities exchange, its last reported sale price on the national securities exchange on which the Common Stock is then listed on the trading day next preceding that date or, if no such reported sale takes place on the trading day next preceding such date, the average of its closing bid and asked prices on the national securities exchange on which the Common Stock is then listed on the trading day next preceding such date; or

5.1.2 If none of the foregoing is applicable, by the Board in good faith, with such determination being based upon past arms’-length sales by the Company of its equity securities and other factors considered relevant in determining the Company’s fair value.

5.1.3 Notwithstanding anything to the contrary in this Section 5.1, any Option Agreement may provide for alternative means of valuation for the purpose of repurchase at fair market value of shares acquired.

5.2 Term of Options. The period or periods within which an option may be exercised shall be determined by the Board at the time the option is granted, but no exercise period shall exceed ten (10) years from the date the option is granted (or five (5) years in the case of any incentive stock option granted to a ten percent (10%) stockholder as described in Section 4.2 hereof). An option granted to an employee who is a non-exempt employee for purposes of overtime pay under the Fair Labor Standards Act of 1938, shall not be exercisable earlier than six (6) months after its date of grant except for death, disability or a change in control of the Company under Section 9.2

2003 Stock Option Plan

5.3 Non-Assignability. No stock option granted under the Plan shall be assignable or transferable by an optionee except by will or the laws of descent and distribution and shall be exercisable only by the optionee during his or her lifetime. For the avoidance of doubt, the prohibition against assignment and transfer applies to a stock option and, prior to exercise, the shares to be issued on exercise of a stock option, and pursuant to the foregoing sentence shall be understood to include, without limitation, a prohibition against any pledge, hypothecation, or other transfer, including any short position, any “put equivalent position” or any “call equivalent position” (in each case, as defined in Rule 16a-1 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

5.4 Exercisability. Stock options granted under this Plan shall be exercisable at such future time or times (or may be fully exercisable upon grant), whether or not in installments, as shall be determined by the Board and provided in the form of stock option agreement. Notwithstanding any other provisions of this Plan, no option may be exercised after the expiration of ten (10) years from the date of grant.

5.5 Method of Payment for Common Stock Upon Exercise. Except as otherwise provided in the applicable stock option agreement (subject to the limitations of this Plan), the exercise price for each share of Common Stock purchased under an option shall be paid in full in cash at the time of purchase (or by check acceptable to the Board). At the discretion of the Board, the stock option agreement may provide for (or the Board may permit) the exercise price to be paid by one or more of the following additional alternative methods: (i) the surrender of shares of the Company’s Common Stock, in proper form for transfer, owned by the person exercising the option and having a fair market value on the date of exercise equal to the exercise price, provided that such shares (A) have been outstanding for more than six (6) months and have been paid for within the meaning of Rule 144 under the Securities Act (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or (B) were obtained by the optionee in the public market, (ii) to the extent permitted under the applicable provisions of applicable state law, the delivery by the person exercising the option of a full recourse promissory note executed by such person, bearing interest at a per annum rate which is not less than the “test rate” as set by the regulations promulgated under Sections 483 or 1274, as applicable, of the Internal Revenue Code and as in effect on the date of exercise, or (iii) any combination of cash, shares of Common Stock or promissory notes, so long as the sum of the cash so paid, plus the fair market value of the shares of Common Stock so surrendered and the principal amounts of the promissory notes so delivered, is equal to the aggregate exercise price. Without limiting the generality of the foregoing, the form of option agreement may provide (or the Board may permit) that the option be exercised through a “net issue” exercise procedure (cash-less exercise), whereby the optionee may elect to receive shares of the Company’s Common Stock having an aggregate fair market value at the date of exercise equal to the net value of the portion of the option so exercised as of the exercise date. For purposes of the foregoing, the net value of any option (or portion thereof) as of such exercise date shall be equal to the aggregate fair market value of the shares subject to the option (or portion thereof being exercised) less the aggregate exercise price of the option (or portion thereof). In such event the Company shall issue to the optionee a number of shares of the Company’s Common Stock having a fair market value as of the date of exercise equal to the net value of the option (or portion thereof being exercised). No share of Common Stock shall be issued under any option until full payment therefor has been made in accordance with the terms of the stock option agreement (and in compliance with the Plan). Any promissory note accepted upon the exercise of an option from a person who is a consultant or other independent contractor retained by the Company or any Parent or Subsidiary corporation shall be adequately secured by collateral other than the shares of the Common Stock

2003 Stock Option Plan

acquired upon such exercise in accordance with Section 409 of the California Corporations Code. Notwithstanding the foregoing, an option may not be exercised by surrender to the Company of shares of the Company’s Common Stock to the extent such surrender of stock would constitute a violation of the provisions of any law, regulation and/or agreement restricting the redemption of the Company’s Common Stock. Additionally, if permitted by the form of stock option agreement, or at the Board’s discretion, any such promissory note may permit the payment of principal and interest accruing thereunder by surrender of shares of the Company’s Common Stock, in proper form for transfer, and having a fair market value on the date of payment and surrender equal to the dollar amount to be applied to principal and accrued interest thereunder. No promissory note shall be permitted if the exercise of an option using a promissory note will be in violation of any law.

5.6 Termination of Employment Provisions Applicable to Incentive Stock Options. Each stock option agreement granted by the Board as an incentive stock option shall comply with the following provisions relating to early termination of the option based upon termination of the optionee’s service to the Company:

5.6.1 Death. If the optionee’s service with the Company is terminated because of the death of optionee, any stock option which such optionee holds may be exercised, to the extent it was exercisable at the date of death, within such period after the date of death as the Board shall prescribe in the stock option agreement (but not less than six (6) months nor more than twelve (12) months after death), by the optionee’s representative or by the person entitled thereto under the optionee’s will or the laws of intestacy. If the option is not so exercised in accordance with the foregoing, it shall terminate upon the expiration of such prescribed period.

5.6.2 Disability. If the optionee’s employment with the Company is terminated because of the disability of the optionee, any stock option which the optionee holds may be exercised by the optionee or the optionee’s estate within such period after the date of termination of employment resulting from such disability (but not less than six (6) months nor more than twelve (12) months after termination by reason of disability) as the Board shall prescribe in the stock option agreement, to the extent such option would otherwise be exercisable on the date of such termination. If the option is not so exercised in accordance with the foregoing, it shall terminate upon the expiration of such prescribed period, unless the optionee dies prior thereto, in which event the optionee shall be treated as though his or her death occurred on the date of termination resulting from such disability and the provisions of Section 5.6.1 hereof shall apply.

5.6.3 Cause. If the optionee’s employment is terminated for “cause” as defined by the terms of the Plan, the option agreement, a contract of employment or other service contract, or applicable law, any option held by the optionee shall expire on the optionee’s termination date or at such later time and on such conditions as determined by the Board, in its sole discretion. In the absence of any other provisions in the option agreement, the term “cause” shall be defined as the willful breach or habitual neglect of the duties which the optionee is required to perform under his or her employment or other service agreement with the Company, or any act of dishonesty, fraud, misrepresentation or other acts of moral turpitude as would prevent the effective performance of the optionee’s duties.

5.6.4 Transfer to Related Corporation. In the event that an optionee leaves the service of the Company to enter the service of any Parent or Subsidiary corporation of the Company, or if the optionee leaves the service of any such Parent or Subsidiary corporation to enter the service of

2003 Stock Option Plan

the Company or of another Parent or Subsidiary corporation, such optionee shall be deemed to continue in service of the Company for all purposes of this Plan, and any reference to service with the Company shall also be deemed to refer to service with any Parent or Subsidiary of the Company.

5.6.5 Other Severance. In the event an optionee of the Company leaves the services of the Company for any reason other than as set forth above in this Section 5.6, any stock option which such optionee holds must be exercised, to the extent it was exercisable at the date such employee left the services of the Company, not later than three (3) months after the date on which the employee’s employment terminates (or such shorter or longer period as may be prescribed in the option agreement, the minimum specified period being thirty (30) days) unless the optionee dies prior to the end of such three (3) month period, in which event the optionee shall be treated as though the optionee had died on the date of termination and the provisions of Section 5.6.1 hereof shall apply. The stock option shall terminate upon the expiration of such prescribed period.

5.6.6 Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of an option within the applicable time periods set forth above is prevented because the issuance of shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities law or other law or regulation, the option shall remain exercisable until three (3) months after the date the optionee is notified by the Company that the option is exercisable, but in any event no later than the expiration of ten (10) years from the date of grant.

5.6.7 Extension if Optionee Subject to Section 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in this Section 5.6 of shares acquired upon the exercise of the option would subject the optionee to liability under Section 16(b) of the Exchange Act, the option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the optionee would no longer be subject to such liability, (ii) the one hundred and ninetieth (190th) day after the optionee’s termination of service, or (iii) the option expiration date.

5.7 Termination of Service Provisions Applicable to Non-Statutory Stock Options. Subject to the requirements of all applicable laws, rules or regulations, each stock option agreement granted by the Board as a non-statutory stock option agreement shall contain such provisions relating to early termination of the option based upon termination of the optionee’s service to the Company as determined by the Board in connection with the grant of such non-statutory stock option. In addition, such non-statutory stock option shall be subject to the provisions of Sections 5.6.7 and 5.6.8 of this Plan.

5.8 All Options Subject to Terms of this Plan. In addition to the provisions contained in any option agreement granted under this Plan, each such stock option agreement shall provide that the same is subject to the terms and conditions of this Plan and each optionee shall be given a copy of this Plan. Further, any terms or conditions contained in any such stock option agreement granted hereunder which are inconsistent in any respect with the provisions of this Plan shall be disregarded and void, or shall be deemed amended to the extent necessary to comply with the provisions of this Plan and the intent of the Board.

5.9 Other Provisions. Option agreements under the Plan shall contain such other provisions, including, without limitation: (i) restrictions and conditions upon the exercise of the option,

2003 Stock Option Plan

(ii) rights of first refusal in favor of the Company (or its assignees) applicable to shares of Common Stock acquired upon exercise of an option which are subsequently proposed to be transferred by the optionee, (iii) lock-up agreements (applicable in the event of the public offering of the Common Stock of the Company) restricting an optionee from any sales or other transfers of option stock for a designated period of time following the effective date of a registration statement under the Securities Act, (iv) other restrictions on the transferability or right to retain shares of the Common Stock received upon the exercise of the option including repurchase rights at original cost based on a vesting schedule, (v) any commitments to pay cash bonuses, make loans or transfer other property to an optionee upon exercise of any option, and (vi) restrictions required by federal and applicable state securities laws, all as the Board shall deem necessary or advisable; provided that no such additional provision shall be inconsistent with any other term or condition of this Plan or applicable state law and no such additional provision shall cause any incentive stock option granted pursuant to this Plan to fail to qualify as an incentive stock option under Section 422 of the Internal Revenue Code. Without limiting the generality of the foregoing, the Board may provide in the form of stock option agreement that, (A) in lieu of an exercise schedule, the option may immediately be exercisable in full and provide a “vesting schedule” with respect to the stock so purchased, giving the Company (or its assignees) the right to repurchase the shares of Common Stock at cost (or some other specified amount) to the extent such shares have not become vested upon any termination of the optionee’s employment or other engagement with the Company, which vesting may depend upon or be restated to the attainment of the time periods, or continued service to the Company pursuant to which the obligation to resell such shares to the Company shall lapse; (B) optionee’s service or employment with the Company shall not be deemed to have terminated merely because of a change in the capacity in which the optionee renders service provided there is no interruption or termination of the optionee’s service; or (C) an exercise or vesting schedule shall be accelerated upon the consummation of a “change in control” or similar event or any other event determined advisable by the Board.

5.10 Information to Optionees. If the Company is relying on the exemption from registration under Section 12(g) of the Exchange Act pursuant to Rule 12h-1(f)(1) promulgated under the Exchange Act, then the Company shall provide the Required Information (as defined below) in the manner required by Rule 12h-1(f)(1) to all optionees every six months until the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act or is no longer relying on the exemption pursuant to Rule 12h-1(f)(1); provided, that, prior to receiving access to the Required Information the optionee must agree to keep the Required Information confidential pursuant to a written agreement in the form provided by the Company. For purposes of this Section 5.10, “Required Information” means the information described in Rules 701(e)(3), (4) and (5) under the Securities Act, with the financial statements being not more than 180 days old.

6. Terms and Provisions of Restricted Stock Units. An RSU is an award to an eligible person covering a number of shares of Common Stock that may be settled in cash, or by issuance of those shares of Common Stock (which may consist of restricted stock) for services to be rendered or for past services already rendered to the Company or any Parent corporation or Subsidiary corporation.

6.1 Awards of Restricted Stock Unit Agreements. All RSUs shall be made pursuant to a RSU agreement, which shall be in substantially a form (which need not be the same for each RSU recipient) that the Board has from time to time approved, and will comply with and be subject to the terms and conditions of the Plan.

2003 Stock Option Plan

6.2 Terms of RSUs. The Board will determine the terms of a RSU including, without limitation: (a) the number of shares of common stock deemed subject to the RSU; (b) the time or times during which the RSU may be exercised; (c) the consideration to be distributed on settlement, and the effect on each RSU of the RSU recipient’s termination of employment. A RSU may be awarded upon satisfaction of such performance goals based on performance factors during any performance period as are set out in advance in the RSU recipient’s individual RSU agreement. If the RSU is being earned upon satisfaction of performance goals, then the Board will: (x) determine the nature, length and starting date of any performance period for the RSU; (y) select from among the performance factors to be used to measure the performance, if any; and (z) determine the number of shares of Common Stock deemed subject to the RSU.

6.3 Form and Timing of Settlement. The portion of a RSU being settled shall be paid within ninety (90) days of vesting. Payment may be made in the form of cash or whole shares of Common Stock or a combination thereof.

6.4 No Transfer. For the avoidance of doubt, the prohibition against transfer set forth in each RSU applies to the RSU and, prior to settlement, the shares to be issued on settlement of the RSU, and pursuant to the foregoing sentence shall be understood to include, without limitation, a prohibition against any pledge, hypothecation, or other transfer, including any short position, any “put equivalent position” or any “call equivalent position” (in each case, as defined in Rule 16a-1 promulgated under the Exchange Act).

6.5 Information to Holders of RSUs. If the Company is relying on the exemption from registration under Section 12(g) of the Exchange Act pursuant to Rule 12h-1 promulgated under the Exchange Act, then the Company shall provide the Required Information (as defined in Section 5.10) by a method allowed under Rule 12h-1 to all holders of RSUs every six months until the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act or is no longer relying on the exemption pursuant to Rule 12h-1; provided, that, prior to receiving access to the Required Information the holder of the RSU must agree to keep the Required Information confidential pursuant to a written agreement in the form provided by the Company.

7. Securities Law and Other Regulatory Requirements. This Plan is intended to comply with Section 25102(o) of the California Corporations Code. Any provision of this Plan which is inconsistent with Section 25102(o) shall, without further act or amendment by the Company or the Board, be reformed to comply with the requirements of Section 25102(o). The Board shall require any potential award recipient, as a condition of the exercise of an option or the settlement of an RSU, to represent and establish to the satisfaction of the Board that all shares of Common Stock to be acquired upon the exercise of such option or the settlement of such RSU will be acquired for investment and not for resale. No shares of Common Stock shall be issued upon either the exercise of any option or the settlement of an RSU unless and until: (i) the Company and the award recipient have satisfied all applicable requirements under the Securities Act and the Exchange Act, (ii) any applicable listing requirement of any stock exchange on which the Company’s Common Stock is listed has been satisfied, and (iii) all other applicable provisions of state and federal law have been satisfied. The Board shall cause such legends to be placed on certificates evidencing shares of Common Stock issued upon exercise of an option or settlement of an RSU as, in the opinion of the Company’s counsel, may be required by federal and applicable state securities laws.

8. Withholding Taxes. The exercise of any option or the vesting and settlement of any RSU granted under this Plan shall be conditioned upon the award recipient’s payment to the Company of all amounts (in addition to the exercise price) required to meet federal, state, local or foreign taxes of any kind required by law to be withheld with respect to shares to be issued on exercise of such option or settlement of such RSU. The Board, in its discretion, may declare cash bonuses to an award recipient to satisfy any such withholding requirements or may incorporate provisions in the form of stock option agreement or RSU agreement allowing (or after grant of the option or RSU may permit, in its discretion) an award recipient to satisfy any such withholding obligations, in whole or in part, by delivery of shares of the Company’s Common Stock already owned by the award recipient and which are not subject to repurchase, forfeiture, vesting or other similar requirements or restrictions. The fair market value of any such shares used to satisfy such withholding obligations shall be determined as of the date the amount of tax to be withheld is to be determined. The Company shall have the right at any time to deduct from payments of any kind otherwise due to the award recipient (whether shares of Common Stock issuable upon exercise of an option or settlement of an RSU, regular salary, commissions, or otherwise) any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options or settlement of RSUs granted under the Plan.

2003 Stock Option Plan

9. Adjustments Upon Changes in Capitalization or Merger.

9.1 Stock Splits and Similar Events; Reclassifications. The number of shares of Common Stock covered by outstanding awards granted under this Plan and the exercise price of an option shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or combination of such shares or the payment of a stock dividend (but only on the Common Stock) or a recapitalization or any other increase or decrease in the number of such outstanding shares of Common Stock effected without the receipt of consideration by the Company; provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” In the event that the shares of Common Stock covered by outstanding awards granted under this Plan are reclassified by the Company, other than pursuant to a transaction described in Section 9.2, then such awards shall apply to the appropriate number of shares of newly classified Common Stock designated by the Board.

9.2 Mergers and Acquisitions. If the Company shall be a constituent corporation in any merger or consolidation which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning, directly or indirectly, at least a majority of the beneficial interest in the outstanding voting securities of the surviving corporation or its Parent corporation (determined immediately after such merger or consolidation), the awards granted under the Plan shall pertain and apply to the securities or other property to which a holder of the number of shares subject to the unexercised portion of such option or unsettled portion of such RSU would have been entitled. Any of (i) a dissolution or liquidation of the Company; (ii) a sale of substantially all of the Company’s business and assets; (iii) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such sale or exchange) owning, directly or indirectly, less than a majority of the beneficial interest in the outstanding voting securities of the Company; or (iv) a merger or consolidation (in which the Company is a constituent corporation) which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning, directly or indirectly, less than a majority of the beneficial interest in the outstanding voting securities of the surviving corporation or its Parent corporation (determined immediately after such merger or consolidation) will cause awards granted under the Plan to terminate as of the date such transaction is consummated, unless the agreement of such sale, exchange, merger, consolidation or other transaction otherwise provides.

9.3 Board’s Determination Final and Binding Upon Award Recipients. The foregoing determinations and adjustments in this Section 9 relating to stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. The Company shall give notice of any such adjustment or action to each award recipient; provided, however, that any such adjustment or action shall be effective and binding for all purposes, whether or not such notice is given or received.

9.4 No Fractions of Shares. Fractions of shares shall not be issued by the Company. Instead, such fractions of shares shall either be paid in cash at fair market value or shall be rounded down to the nearest share, as determined by the Board.

2003 Stock Option Plan

9.5 No Rights Except as Expressly Stated. Except as hereinabove expressly provided in this Section 9, no additional rights shall accrue to any award recipient by reason of any subdivision or combination of shares of the capital stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or of stock of another corporation, and any issue by the Company of shares of stock of any class or of securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of shares subject to awards granted hereunder.

9.6 No Limitations on Company’s Discretion. The grant of awards under this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

10. No Additional Employment Related Rights or Benefits.

10.1 No Special Employment Rights. Nothing contained in this Plan or in any award granted hereunder shall confer upon any award recipient any right with respect to the continuation of his or her employment or other engagement by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment or consulting agreement to the contrary, at any time to terminate such employment or consulting or other relationship or to increase or decrease the compensation of any award recipient. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of an award recipient’s employment or other engagement shall be determined by the Board.

10.2 Other Employee Benefits. The amount of any compensation deemed to be received by any award recipient as a result of either the exercise of an option or the settlement of an RSU, or the sale of shares received upon such exercise or settlement, will not constitute compensation with respect to which any other employment (or other engagement) related benefits of such award recipient are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board or as expressly provided for in the option agreement or RSU agreement. The granting of an option shall impose no obligation upon the optionee to exercise such option.

11. Rights as a Stockholder and Access to Information. No award recipient or and no person claiming under or through any such award recipient shall be, or have any of the rights or privileges of, a stockholder of the Company in respect of any of the shares issuable upon either the exercise of any option or settlement of any RSU granted under this Plan, unless and until the either option is properly and lawfully exercised or the RSU is properly and legally settled and a certificate representing the shares so purchased or settled is duly issued to the award recipient or to his or her estate. No adjustment shall be made for dividends or any other rights if the record date relating to such dividend or other right is before the date the award recipient became a stockholder.

12. Modification, Extension and Renewal of Awards. Subject to the limitations of this Plan, the Board may modify, extend or renew outstanding awards granted under the Plan. Furthermore, the Board may, subject to the other provisions of this Plan, upon the cancellation of previously granted options having higher per share exercise prices, regrant options at a lower price; provided, however, that

2003 Stock Option Plan

no such modification or cancellation and regrant of an option shall, without the written consent of the optionee, alter or impair any rights of the optionee under any option previously granted under the Plan.

13. Use of Proceeds. The proceeds received from the sale of shares of the Common Stock upon exercise of options granted under the Plan shall be used for general corporate purposes.

14. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plan and all awards issued hereunder.

15. Term of Plan.

15.1 Effective Dates. The Plan became effective when adopted by the Board, but no award granted under the Plan shall become exercisable or eligible for settlement unless and until the Plan shall have been approved by the Company’s stockholders by the vote of the holders of a majority of the outstanding shares of the Company present and entitled to vote at a duly held meeting of the Company’s stockholders (or by written consent of the holders of the outstanding shares of the Company entitled to vote) in accordance with the requirements of the Company’s Bylaws and the relevant state law. If such stockholder approval is not obtained within twelve (12) months after the date of the Board’s adoption of the Plan, any incentive stock options previously granted under the Plan shall become non-statutory options and no further incentive stock options shall be granted. In addition, for purposes of compliance with the Rules of the California Commissioner of Corporations, Section 260.140.41(i), any stock options, whether incentive stock options or non-statutory stock options, which are exercised before stockholder approval is obtained, must be rescinded if stockholder approval is not obtained within twelve (12) months before or after the Plan is adopted and such shares shall not be counted in determining whether such approval is obtained. Subject to the foregoing limitation, awards may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

15.2 Termination. Unless sooner terminated in accordance with Section 16, the Plan shall terminate upon the earlier of: (i) the close of business on the last business day preceding the tenth (10th) anniversary of the earlier of (a) the date of the Plan’s adoption by the Board occurs, or (b) the date of the Plan’s approval by the Company’s stockholders, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to awards granted under the Plan and none of such shares shall remain subject to contractual repurchase rights of the Company pursuant to “vesting” or other similar provisions. If the date of termination is determined under clause (i) above, then any awards outstanding on such date shall continue to have force and effect in accordance with the provisions of the award agreements evidencing such awards.

16. Early Termination and Amendment of the Plan. The Board may from time to time suspend or terminate the Plan or revise or amend it; provided, however, that, without the approval of the Company’s stockholders at a duly held meeting of the Company’s stockholders by the vote of a majority of the shares present and entitled to vote (or by written consent of the holders of the outstanding shares of the Company entitled to vote) in compliance with the requirements of the Company’s Bylaws and the California Corporations Code, no such action of the Board shall:

2003 Stock Option Plan

16.1 Increases in Number of Shares Subject to the Plan. Increase the aggregate number of shares of the Common Stock which may be issued upon exercise of options and settlement of RSUs granted under the Plan (except for adjustments made pursuant to Section 9 hereof);

16.2 Changes in Eligibility. Change the designation of employees eligible to receive incentive stock options under the Plan;

16.3 Plan Duration. Extend the termination date beyond that provided in Section 15.2;

16.4 Changes not Approved by Legal Counsel. Otherwise amend or modify the Plan (or outstanding awards) under circumstances where stockholder approval is considered necessary in the opinion of legal counsel to the Company; or

16.5 Changes to this Section. Amend this Section 16 to defeat its purposes. In any event, no termination or amendment of the Plan may adversely affect any then outstanding award or any unexercised or unsettled portion thereof, without the consent of the award recipient, unless such termination or amendment is required to enable an option designated as an incentive stock option to qualify as an incentive stock option or is necessary to comply with any applicable law, regulation or rule.

THE SECURITY REPRESENTED BY THIS AGREEMENT HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SILVER SPRING NETWORKS, INC.

EMPLOYEE INCENTIVE STOCK OPTION AGREEMENT

OPTION TERMS

THESE OPTION TERMS (“Option Terms”) ARE INCORPORATED INTO THAT CERTAIN EMPLOYEE INCENTIVE STOCK OPTION AGREEMENT (“Option Agreement”) by and between Silver Spring Networks, Inc., a Delaware corporation (the “Company”), and the employee (the “Employee”) named in the Option Agreement and dated on the “Date of Grant” set forth therein.

R E C I T A L S

A. The Company has adopted and implemented its 2003 Stock Option Plan (the “Plan”) permitting the grant of stock options to employees, officers, directors, consultants and other independent contractors of the Company and its Parent and Subsidiary corporations (as hereinafter defined), some of which are intended to be incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), to purchase shares of the authorized but unissued Common Stock of the Company (“Common Stock”). The par value of the Company’s Common Stock is as set forth in the Option Agreement.

B. The Board of Directors (or a duly authorized Committee thereof) of the Company (in either case, referred to herein as the “Board”) has authorized the granting of an incentive stock option to the Employee, thereby allowing the Employee to acquire an ownership interest (or increase his or her ownership interest) in the Company.

O P T I O N    T E R M S

1. Grant of Stock Option. As set forth in the Option Agreement, the Company has granted to the Employee a non-transferable and non-assignable option to purchase the number of shares of the Company’s Common Stock at the exercise price set forth in the Option Agreement as adjusted and upon the terms and conditions set forth herein (such purchase right being sometimes referred to herein as the “Option”).

2. Term and Type of Option. Unless earlier terminated in accordance with Section 6 or 7.2 hereof, the Option and all rights of the Employee to purchase Common Stock thereunder shall expire with respect to all of the shares then subject hereto at 5:00 p.m. Pacific time on the expiration date set forth in the Option Agreement (the “Expiration Date”). The Option is

Silver Spring Networks, Inc.

Employee Incentive Stock Option Agreement – Option Terms

intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code but the Company does not represent or warrant that the Option qualifies as such. Accordingly, the Employee understands that in order to obtain the benefits of incentive stock option treatment under Section 421 of the Internal Revenue Code, no sale or other disposition may be made of any shares acquired upon exercise of the Option for at least one (1) year after the date of the issuance of such shares upon exercise hereunder and for at least two (2) years after the Date of Grant of the Option.

3. Exercise.

3.1. Schedule. Subject to the remaining provisions herein, the Option shall be exercisable as set forth in the Option Agreement.

3.2. Cumulative Nature of Exercise Schedule. The exercise dates specified in the Option Agreement refer to the earliest dates on which the Option may be exercised with respect to the stated percentages of the Common Stock covered by the Option, and the Option may be exercised with respect to all or any part of any such percentage of the total shares at any time on or after such dates and prior to the Expiration Date (or any earlier termination of the Option as provided herein). Except as provided in Section 6, Employee must be and remain in the employ of the Company, or of any Parent or Subsidiary corporation of the Company (as defined in Internal Revenue Code Sections 424(e) and (f)) (a “Parent corporation” and “Subsidiary corporation,” respectively), during the entire period commencing with the Date of Grant of the Option and ending with each of the periods appearing in the Option Agreement in order to exercise the Option with respect to the shares applicable to any such period. Except as otherwise expressly provided herein, the Employee’s employment shall be deemed to have terminated upon an actual termination of employment and when such Parent or Subsidiary corporation of the Company ceases to have such relationship with the Company. Any references herein to Employee’s employment with the Company shall be deemed to also refer to Employee’s employment with any such Parent or Subsidiary corporation of the Company, as applicable.

3.3. Overriding Limitation on Time for Exercise. Notwithstanding any other provisions herein providing for a longer time to exercise, the Option may not be exercised after the expiration of ten (10) years from the Date of Grant.

4. Right of First Refusal. The Employee and successors-in-interest to Employee shall not sell, assign, pledge or in any manner transfer any of the shares of the Common Stock purchased hereunder, or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise, except for a transfer which meets the requirements hereinafter set forth.

4.1. Notice of Proposed Sale. If the Employee desires to sell or otherwise transfer any of his or her purchased shares of Common Stock, the Employee shall first give written notice thereof to the Company. The notice shall name the proposed transferee, describe the relationship of such proposed transferee to Employee and state the number of shares to be transferred, the proposed consideration and all other material terms and conditions of the proposed transfer.

2

Silver Spring Networks, Inc.

Employee Incentive Stock Option Agreement – Option Terms

4.2. Option of Company to Repurchase.

4.2.1. Repurchase Price. For forty-five (45) days following receipt of such notice, the Company (and its assignees as provided in Section 4.3 below) shall have the option to elect to purchase some or all of the shares specified in the notice at the price and upon the terms set forth in such notice; provided that if the terms of payment set forth in the Employee’s notice were other than cash against delivery, the Company (or its assignees) shall pay in cash or by check for said shares equal to the fair market value thereof as determined in good faith by the Board, except that to the extent such consideration is composed, in whole or in part, of promissory notes, the Company (and its assignees) shall have the option of similarly issuing promissory notes of like form, tenor and effect.

4.2.2. Arbitration of Valuation Dispute. Notwithstanding the foregoing, in the event that the Employee disagrees with the determination of fair market value made by the Board, the Employee shall have the right to have such fair market value determined by arbitration in accordance with the rules of the American Arbitration Association. The arbitration shall be held in the county in which the Company has its executive offices. The cost of arbitration shall be borne in equal shares by the Company and the Employee.

4.2.3. Exercise of Repurchase Option. In the event the Company (or its assignees) elects to purchase some or all of such shares, it shall give written notice to the Employee of its election and settlement for such purchase of shares shall be made as provided below in Section 4.4.

4.3. Assignability of Company’s Rights Hereunder. The Company may at any time transfer and assign its rights and delegate its obligations under this Section 4 to any other person, corporation, firm or entity, including its officers, directors or shareholders, with or without consideration.

4.4. Closing of Company Repurchase. In the event the Company (or its assignees) elects to acquire some or all of the shares of the Employee as specified in the Employee’s notice, the Secretary of the Company shall so notify the Employee within forty-five (45) days after receipt of the Employee’s notice, and settlement thereof shall be made in cash or by Company check not later than forty-five (45) days after the date the Secretary of the Company gives the Employee notice of the Company’s election.

4.5. Transferred Shares Remain Subject to Restrictions. In the event the Company (or its assignees) does not elect to acquire all of the shares specified in the Employee’s notice, the Employee may, within the sixty (60) day period following the expiration of the forty-five (45) day period for electing to exercise the purchase rights granted to the Company (and its assignees) in Section 4.2, transfer the shares in the manner specified in his or her notice. In that event, the transferee, assignee or other recipient shall, as a condition of the transfer of ownership, receive and hold such shares subject to the provisions of this Section 4 (and also subject to any other applicable provisions hereof) and shall execute such documentation as may be requested by the Company, including, but not limited to, an investment representation letter containing

3

Silver Spring Networks, Inc.

Employee Incentive Stock Option Agreement – Option Terms

provisions similar to those set forth in the Notice of Exercise and Investment Representation Statement attached hereto as Exhibit “A” (the “Notice of Exercise”).

4.6. Exceptions to First Refusal Rights. Anything to the contrary contained herein notwithstanding, the transactions set forth below in Section 4.6.1 shall be exempt from the provisions of this Section 4 (provided that the transferee shall first agree in writing, satisfactory to the Company, to be bound by the terms and provisions of Sections 4, 5, 7, 10, 13-22 hereof).

4.6.1. Transfer to Family Member. The Employee’s transfer of any or all shares held subject to the Option (either during the Employee’s lifetime or on death by will or the laws of intestacy) to the Employee’s “Immediate Family,” as herein defined, or to any custodian or trustee for the account of the Employee or his or her Immediate Family. “Immediate Family” as used herein shall mean the spouse, lineal descendants, father, mother, brother, sister, niece or nephew of the Employee.

4.7. Waivers by the Company. The provisions of this Section 4 may be waived by the Company with respect to any transfer proposed by the Employee only by duly authorized action of its Board.

4.8. Unauthorized Transfers Void. Any sale or transfer, or purported sale or transfer, of the Common Stock subject to the Option shall be null and void unless the terms, conditions and provisions of this Section 4 are strictly satisfied.

4.9. Termination of First Refusal Right. The foregoing right of first refusal shall terminate upon the earlier of:

4.9.1. Public Offering. The date equity securities of the Company are first offered and sold to the public pursuant to a registration statement filed with, and declared effective by, the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”); or

4.9.2. Acquisition of the Company. Immediately prior to the acquisition of all or substantially all of the business and assets of the Company by an unaffiliated third party (as determined by the Board), whether by merger, sale of outstanding stock or of the Company’s assets, or otherwise, where no express provision is made for the assignment and continuation of the Company’s rights hereunder by a new or successor corporation.

5. Agreement to Lock-Up in the Event of Public Offering. In the event of a public offering of the Company’s Common Stock pursuant to a registration statement declared effective by the SEC, the Employee agrees not to sell, sell short, grant any option to buy or otherwise dispose of the shares of Common Stock purchased pursuant to the Option (except for any such shares which may be included in the registration) for a period of up to one hundred eighty (180) days following the consummation of such offering, which period may be extended upon the request of the managing underwriter, to the extent required by any rules of the securities exchange or trading system on which the Company’s securities are listed, for an additional period of up to 34 days if the Company issues or proposes to issue an earnings or other public release within 18 days

4

Silver Spring Networks, Inc.

Employee Incentive Stock Option Agreement – Option Terms

of the expiration of the 180-day lockup period. The Company may impose stop-transfer instructions with respect to the shares of the Common Stock subject to the foregoing restriction until the end of said period. The Employee shall be subject to this Section 5 provided and only if the officers and directors of the Company are also subject to similar arrangements.

6. Rights on Termination of Employment. Upon the termination of the Employee’s employment with the Company (and with any Parent or Subsidiary corporation of the Company), the Employee’s right to exercise the Option shall be limited in the manner set forth in this Section 6 (and the Option shall terminate in the event not so exercised), and shall also be subject to the limitation provided in Section 3.

6.1. Death. If the Employee’s employment is terminated because of the death of the Employee, the Employee’s estate may, for a period of twelve (12) months following the date of such termination, exercise the Option to the extent it was exercisable by the Employee on the date of such termination. The Employee’s estate shall mean the Employee’s legal representative upon death or any person who acquires the right to exercise the Option by reason of such death in accordance with Section 8.2.

6.2. Disability. If the Employee’s employment is terminated because of a disability, the Employee may, within twelve (12) months following the date of such termination, exercise the Option to the extent it was exercisable by the Employee on the date of such termination unless the Employee dies prior to the expiration of such period, in which event the Employee shall be treated as though his or her death occurred on the date of termination due to such disability and the provisions of Section 6.1 shall apply. The Employee hereby acknowledges that the favorable tax treatment provided under Section 421 of the Internal Revenue Code may be inapplicable in the event the Option is not exercised within three (3) months after the date of the Employee’s termination due to a partial, temporary or other disability not meeting the requirements of Internal Revenue Code Section 22(e)(3).

6.3. Termination For Cause. If the Employee’s employment is terminated for cause, the Option shall expire on Employee’s termination date or at such later time and on such conditions as determined by the Board. For purposes of this paragraph, “cause” shall be defined as the willful breach or habitual neglect of the duties which Employee is required to perform by the Company, or any act of dishonesty, fraud, misrepresentation or other acts of moral turpitude as would prevent the effective performance of Employee’s duties.

6.4. Other Termination. If the Employee’s employment is terminated for any reason other than provided in Sections 6.1, 6.2 and 6.3 above, the Employee or the Employee’s estate may, within three (3) months after the date of Employee’s termination, exercise the Option to the extent it was exercisable by the Employee on the date of such termination unless the Employee dies prior to the end of such three (3) month period, in which event the Employee shall be treated as though the Employee had died on the date of termination and the provisions of Section 6.1 hereof shall apply. .

6.5. Transfer of Employment to Related Corporation. In the event the Employee severs his or her employment relationship with the Company to become an employee of

5

Silver Spring Networks, Inc.

Employee Incentive Stock Option Agreement – Option Terms

any Parent or Subsidiary corporation of the Company or if the Employee leaves the employ of any Parent or Subsidiary corporation to become an employee of the Company or of another such Parent or Subsidiary corporation of the Company, the Employee shall be deemed to continue his or her employment with the Company for all purposes of the Option.

6.6. Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above is prevented because the issuance of shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities law or other law or regulation, the Option shall remain exercisable only as to shares otherwise purchasable at such time until three (3) months after the date the Employee is notified by the Company that the Option is exercisable, but in any event no later than the expiration of ten (10) years from the Date of Grant. The Company makes no representation as to the tax consequences of any such delayed exercise. The Employee should consult with the Employee’s own tax advisor as to the tax consequences to the Employee of any such delayed exercise.

6.7. Extension if Employee is Subject to Section 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods for exercise of the Option set forth in Section 7 of shares acquired upon the exercise of the Option would subject the Employee to liability under Section 16(b) of the Securities Exchange Act of 1934, as amended, the Option shall remain exercisable as to shares purchasable at the date of termination of Employee’s service with the Company until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Employee would no longer be subject to such liability, (ii) the one hundred ninetieth (190th) day after the termination of Employee’s employment, or (iii) the Expiration Date.

7. Adjustments upon Changes in Capitalization or Merger.

7.1. Stock Splits and Similar Events; Reclassifications. The number of shares of Common Stock covered by the Option and the exercise price thereof shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or combination of such shares or the payment of a stock dividend (but only on the Common Stock) or a recapitalization or any other increase or decrease in the number of such outstanding shares of Common Stock effected without the receipt of consideration by the Company; provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” In the event that the shares of Common Stock covered by the Option are reclassified by the Company, other than pursuant to a transaction described in Section 7.2, then the Option shall apply to the appropriate number of shares of newly classified Common Stock designated by the Board.

7.2. Mergers and Acquisitions. If the Company shall be a constituent corporation in any merger or consolidation which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning, directly or indirectly, at least a majority of the beneficial interest in the outstanding voting securities of the surviving corporation or its Parent corporation (determined immediately after such merger or consolidation), the Option shall pertain and apply to the securities or other property

6

Silver Spring Networks, Inc.

Employee Incentive Stock Option Agreement – Option Terms

to which a holder of the number of shares subject to the unexercised portion of the Option would have been entitled. Any of (i) a dissolution or liquidation of the Company; (ii) a sale of all or substantially all of the Company’s business and assets; or (iii) a merger or consolidation (in which the Company is a constituent corporation) which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning, directly or indirectly, less than a majority of the beneficial interest in the outstanding voting securities of the surviving corporation or its Parent corporation (determined immediately after such merger or consolidation) will cause the Option to terminate immediately prior to such merger or consolidation, unless the agreement of such sale, exchange, merger, consolidation or other transaction otherwise provides.

7.3. Board’s Determination Final and Binding Upon the Employee. To the extent that the foregoing adjustments in this Section 7 relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. The Company agrees to give notice of any such adjustment to the Employee; provided, however, that any such adjustment shall be effective and binding for all purposes hereof whether or not such notice is given or received.

7.4. No Rights Except as Expressly Stated. Except as hereinabove expressly provided in this Section 7, no additional rights shall accrue to the Employee by reason of any subdivision or combination of shares of the capital stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or of stock of another corporation, and any issue by the Company of shares of stock of any class or of securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of shares subject to the Option. Neither the Employee nor any person claiming under or through the Employee shall be, or have any of the rights or privileges of, a shareholder of the Company in respect of any of the shares issuable upon the exercise of the Option, unless and until the Option is properly and lawfully exercised and a certificate representing the shares so purchased is duly issued and delivered to the Employee or to his or her estate.

7.5. No Limitations on Company’s Discretion. The grant of the Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

8. Manner of Exercise.

8.1. General Instructions for Exercise. The Option shall be exercised by the Employee by completing, executing and delivering to the Company the Notice of Exercise specifying the number of shares of Common Stock which the Employee elects to purchase. The Company’s obligation to deliver shares upon the exercise of the Option shall be subject to the Employee’s satisfaction of all applicable federal, state, local and foreign income and employment tax withholding requirements, if any. Upon receipt of such Notice of Exercise and of payment of the purchase price (and payment of applicable taxes as provided above), the Company shall, as

7

Silver Spring Networks, Inc.

Employee Incentive Stock Option Agreement – Option Terms

soon as reasonably possible and subject to all other provisions hereof, deliver certificates for the shares of Common Stock so purchased, registered in the Employee’s name or in the name of his or her legal representative (if applicable). Payment of the purchase price upon any exercise of the Option shall be made by check acceptable to the Company or in cash; provided, however, that the Board may, in its sole and absolute discretion, accept any other legal consideration to the extent permitted under applicable laws and the Plan.

8.2. Exercise Procedure After Death. To the extent exercisable after Employee’s death, the Option shall be exercised only by the Employee’s executor(s) or administrator(s) or the person or persons duly authorized, or to whom the Option is transferred under the Employee’s will or, if the Employee shall fail to make testamentary disposition of the Option, under the applicable laws of descent and distribution. Any such transferee exercising the Option must furnish the Company with (i) written Notice of Exercise and relevant information as to his or her status, (ii) evidence satisfactory to the Company to establish the validity of the transfer of the Option and compliance with any laws or regulations pertaining to said transfer, and (iii) written acceptance of the terms and conditions of the Option as contained herein.

9. Non-Transferable. The Option shall, during the lifetime of the Employee, be exercisable only by the Employee and shall not be transferable or assignable by the Employee in whole or in part other than by will or the laws of descent and distribution. If the Employee shall make any such purported transfer or assignment of the Option, such assignment shall be null and void and of no force or effect whatsoever.

10. Compliance with Securities and Other Laws. The Option may not be exercised and the Company shall not be obligated to deliver any certificates evidencing shares of Common Stock thereunder if the issuance of shares upon such exercise would constitute a violation of any applicable requirements of: (i) the Securities Act, (ii) the Securities Exchange Act of 1934, as amended, (iii) applicable state securities laws, (iv) any applicable listing requirement of any stock exchange on which the Company’s Common Stock is then listed, and (v) any other law or regulation applicable to the issuance of such shares. Nothing herein shall be construed to require the Company to register or qualify any securities under applicable federal or state securities laws, or take any action to secure an exemption from such registration and qualification for the issuance of any securities upon the exercise of the Option. Shares of Common Stock issued upon exercise of the Option shall include the following legends and such other legends as in the opinion of the Company’s counsel may be required by applicable federal, state and foreign securities laws:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY

8

Silver Spring Networks, Inc.

Employee Incentive Stock Option Agreement – Option Terms

SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT.

THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER AGREEMENTS CONTAINED IN A STOCK OPTION AGREEMENT AND IN THOSE STOCK OPTION TERMS INCORPORATED INTO SUCH STOCK OPTION AGREEMENT, DATED                     , A COPY OF WHICH IS ON FILE WITH THE COMPANY.

11. No Right to Continued Employment. Nothing contained in the Option shall: (i) confer upon the Employee any right with respect to the continuance of his or her employment agreement with the Company, or with any Parent or Subsidiary corporation of the Company, or (ii) limit in any way the right of the Company, or of any Parent or Subsidiary corporation, to terminate the Employee’s employment at any time. Except to the extent the Company and Employee shall have otherwise agreed in writing, Employee’s employment shall be terminable by the Company (or by a Parent or Subsidiary corporation, if applicable) at will. Subject to Section 12, the Board in its sole discretion shall determine whether any leave of absence or interruption in employment (including an interruption during military service) shall be deemed a termination of employment for the purposes hereof.

12. Leave of Absence. For purposes hereof, the Employee’s employment shall not be deemed to terminate if the Employee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. In the event of a leave in excess of ninety (90) days, the Employee’s employment shall be deemed to terminate on the ninety-first (91st) day of the leave unless the Employee’s right to reemployment remains guaranteed by statute or contract or applicable law requires otherwise. Notwithstanding the foregoing, however, a leave of absence shall be treated as employment for purposes of Section 3 if and only if the leave of absence is designated by the Company as (or required by law to be) a leave for which vesting credit is given.

13. Committee of the Board. In the event that the Plan is administered by a committee of the Board (the “Committee”), all references herein to the Board shall be construed to mean the Committee for the period(s) during which the Committee administers the Plan.

14. Option Subject to Terms of Plan. In addition to the provisions hereof, these Option Terms and the Option Agreement are governed by, and subject to the terms and conditions of, the Plan. The Employee acknowledges receipt of a copy of the Plan (a copy of which is attached hereto as Exhibit “B”). The Employee represents that he or she is familiar with the terms and conditions of the Plan, and hereby accepts the Option Agreement subject to all of the terms and conditions thereof, which terms and conditions shall control to the extent inconsistent in any respect with the provisions herein or in the Option Agreement. The Employee hereby agrees to

9

Silver Spring Networks, Inc.

Employee Incentive Stock Option Agreement – Option Terms

accept as binding, conclusive and final all decisions and interpretations of the Board as to any questions arising under the Plan, these Option Terms or the Option Agreement.

15. Notices. All notices and other communications of any kind which either party to the Option Agreement may be required or may desire to serve on the other party to the Option Agreement in connection with the Option Agreement shall be in writing and may be delivered by personal service or by registered or certified mail, return receipt requested, deposited in the United States mail with postage thereon fully prepaid, addressed to the other party at the addresses indicated in the Option Agreement or as otherwise provided below. Service of any such notice or other communication so made by mail shall be deemed complete on the date of actual delivery as shown by the addressee’s registry or certification receipt or at the expiration of the third (3rd) business day after the date of mailing, whichever is earlier in time. Either party may from time to time, by notice in writing served upon the other as aforesaid, designate a different mailing address or a different person to which such notices or other communications are thereafter to be addressed or delivered.

16. Further Assurances. The Employee shall, upon request of the Company, take all actions and execute all documents requested by the Company which the Company deems to be reasonably necessary to effectuate the terms and intent of the Option and these Option Terms and, when required by any provision herein to transfer all or any portion of the Common Stock purchased hereunder to the Company (or its assignees), the Employee shall deliver such Common Stock endorsed in blank or accompanied by Stock Assignments Separate from Certificate duly endorsed in blank, so that title thereto will pass by delivery alone. Any sale or transfer by the Employee of the Common Stock to the Company (and/or its assignees) shall be made free of any and all claims, encumbrances, liens and restrictions of every kind, other than those imposed hereunder.

17. Notice of Sales Upon Disqualifying Disposition. The Employee shall dispose of the shares acquired pursuant to the Option Agreement only in accordance with the provisions herein. In addition, the Employee shall promptly notify the Chief Financial Officer of the Company if the Employee disposes of any of the shares acquired pursuant to the Option Agreement within one (1) year from the date the Employee exercises all or part of the Option or within two (2) years of the Date of Grant of the Option. Until such time as the Employee disposes of such shares in a manner consistent with the provisions herein, the Employee shall hold all shares acquired pursuant to the Option Agreement in the Employee’s name (and not in the name of any nominee) for the one (1)-year period immediately after exercise of the Option and the two (2)-year period immediately after the Date of Grant of the Option. At any time during the one (1)-year or two (2)-year periods set forth above, the Company may place a legend or legends on any certificate or certificates representing shares acquired pursuant to the Option requesting the transfer agent for the Company’s stock to notify the Company of any such transfers. The obligation of the Employee to notify the Company of any such transfer shall continue notwithstanding that a legend has been placed on the certificate or certificates pursuant to the preceding sentence.

18. Successors. Except to the extent the same is specifically limited by the terms and provisions herein, the Option Agreement (as supplemented by the Plan and these Option Terms) is

10

Silver Spring Networks, Inc.

Employee Incentive Stock Option Agreement – Option Terms

binding upon the Employee and the Employee’s successors, heirs and personal representatives, and upon the Company, its successors and assigns.

19. Termination or Amendment. Subject to the terms and conditions of the Plan, the Board may terminate or amend the Plan or the Option Agreement and these Option Terms at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion thereof without the consent of the Employee unless such amendment is required to enable the Option Agreement to qualify as an Incentive Stock Option.

20. Integrated Agreement. The Option Agreement, these Option Terms and the Plan constitute the entire understanding and agreement of the Employee and the Company with respect to the subject matter contained therein, and there are no agreements, understandings, restrictions, representations, or warranties between the Employee and the Company other than those set forth or provided therein. To the extent contemplated herein, the provisions herein shall survive any exercise of the Option and shall remain in full force and effect.

21. Other Miscellaneous Terms. Titles and captions contained herein are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of these Option Terms or the intent of any provision hereof. The Option Agreement, these Option Terms and the Plan shall be governed by and construed in accordance with the laws of the State of California, irrespective of its choice of law principles.

22. Independent Tax Advice. The Employee agrees that he or she has obtained or will obtain the advice of independent tax counsel (or has determined not to obtain such advice, having had adequate opportunity to do so) regarding the federal and state income tax consequences of the receipt and exercise of the Option and of the disposition of Common Stock acquired upon exercise of the Option including advice regarding the imposition of the alternative minimum tax which may result from items of tax preference, such as that generated in certain cases by exercise of incentive stock options, and regarding holding period requirements for preferential tax treatment. The Employee acknowledges that he or she has not relied and will not rely upon any advice or representation by the Company or by its employees or representatives with respect to the tax treatment of the Option.

11

SCHEDULE OF EXHIBITS

Exhibit “A”:	Form of Notice of Exercise and Investment Representation Statement for Employee Incentive Stock Option Agreement

Exhibit “B”:	Stock Option Plan

EXHIBIT A

SILVER SPRING NETWORKS, INC.

NOTICE OF EXERCISE AND

INVESTMENT REPRESENTATION STATEMENT FOR

EMPLOYEE INCENTIVE STOCK OPTION AGREEMENT

Silver Spring Networks, Inc.

Attn: Corporate Secretary

Re:	Notice of Exercise of Stock Option

Ladies and Gentlemen:

I hereby exercise, as of [DATE OF EXERCISE], my option to purchase [NUMBER OF SHARES TO BE EXERCISED] of the [TOTAL NUMBER OF OPTION GRANT SHARES] shares granted to me on [DATE OF OPTION GRANT] (the “Option Shares”) to purchase Common Stock of Silver Spring Networks, Inc., a Delaware corporation (the “Company”) at [PURCHASE PRICE PER SHARE] per share. Payment of the option price of [PURCHASE PRICE] is attached to this notice.

As a condition to this notice of exercise, I hereby make the following representations and agreements:

Investment Representation Statement.

1.

I am purchasing the Option Shares for investment for my own account only and not with a view to, or for resale in connection with, any “distribution” thereof. I am aware of the Company’s business affairs and financial condition and have had access to such information about the Company as I have deemed necessary or desirable to reach an informed and knowledgeable decision to acquire the Option Shares.

2.

I understand that the Option Shares have not been registered under the Securities Act of 1933, as amended (the “Act”), or qualified or registered under the blue sky law of any state (the “Law”), by reason of specific exemptions therefrom, which exemptions depend upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission (the “Commission”), the statutory basis for one such exemption may not exist if my representation means that my present intention is to hold the Option Shares for a minimum capital gains period under the tax laws, for a deferred sale, for a market rise, for a sale if the market does not rise, or for a year or any other fixed period in the future. I acknowledge and agree that the Option Shares are restricted securities which must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. I further acknowledge and understand that the Company is under no obligation to register the Option Shares.

3.

I am aware of the adoption of Rule 144 by the Commission, which permits limited public resale of securities acquired in a non-public offering, subject to the satisfaction of certain conditions, including, among other things, the availability of certain current public information about the issuer, the passage of not less than six (6) months after the holder has purchased and paid for the securities to be sold, effectuation of the sale on the public market through a broker in an unsolicited “brokers’ transaction” or to a “market maker,” and compliance with specified limitations on the amount of securities to be sold (generally, one percent (1%) of the total amount of common stock outstanding) during any three (3)-month period, except that such conditions need not be met by a person who is not an affiliate of the Company at the time of sale and has not been an affiliate for the preceding three (3) months if the securities to be sold have been beneficially owned by such person for at least one (1) year prior to their sale.

4.

I understand that the Company currently does not, and at the time I wish to sell the Option Shares may not, satisfy the current public information requirement of Rule 144 and, consequently, I may be precluded from selling the Option Shares under Rule 144 even if the minimum holding period has been satisfied.

5.

I further understand that if all of the requirements of Rule 144 are not met, compliance with Regulation A or some other exemption from registration will be required; and that, although Rule 144 is not exclusive, the Staff of the Commission has expressed its opinion that persons proposing to sell restricted securities other than in a registered offering and other than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in such transactions do so at their own risk.

6.

I further understand that the certificate(s) representing the Option Shares, whether upon initial issuance or any transfer thereof, shall bear on their face legends, prominently stamped or printed thereon in capital letters, reading as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR THE PURCHASER’S OWN ACCOUNT AND NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF. NO SALE OR OTHER DISPOSITION OF SUCH SECURITIES MAY BE EFFECTED WITHOUT THE (1) REGISTRATION OF SUCH SALE OR DISPOSITION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND (2) QUALIFICATION OF SUCH SALE OR DISPOSITION UNDER THE CALIFORNIA CORPORATE SECURITIES LAW OF 1968, AS AMENDED, OR AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

THE TRANSFER OF THESE SECURITIES, OR ANY PORTION THEREOF OR INTEREST THEREIN, IS RESTRICTED BY AN AGREEMENT BETWEEN THE PURCHASER AND THE COMPANY. A COPY OF SUCH AGREEMENT MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF THE CORPORATION AND ALL PROVISIONS OF SUCH AGREEMENT ARE INCORPORATED BY REFERENCE IN THIS CERTIFICATE.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCK-UP PERIOD OF UP TO 214 DAYS FOLLOWING THE EFFECTIVE DATE OF A REGISTRATION STATEMENT OF THE COMPANY FILED UNDER THE SECURITIES

ACT OF 1933, AS AMENDED, AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE COMPANY. SUCH LOCK-UP PERIOD IS BINDING ON TRANSFEREES OF THESE SHARES.

7.	I further understand that without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the closing of the Company’s first firm commitment underwritten public offering registered under the Securities Act of 1933 and ending on the date specified by the Company and the managing underwriter (such period not to exceed 180 days, which period may be extended upon the request of the managing underwriter, to the extent required by any rules of the securities exchange or trading system on which the Company’s securities are listed, for an additional period of up to 34 days if the Company issues or proposes to issue an earnings or other public release within 18 days of the expiration of the 180-day lockup period), I will not (a) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right, or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any Common Stock, or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock, held immediately before the effective date of the registration statement for such offering or (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (a) or (b) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise.

8.	I further understand that upon the termination of my employment with the Company, any non-vested shares as calculated according to the Option Agreement and the Option Terms are subject to Company’s right of repurchase at the Exercise Price.

9.	I further understand in order to obtain the benefits of incentive stock option treatment under Section 421 of the Internal Revenue Code, no sale or other disposition may be made of any Option Shares for at least one (1) year after the date of the issuance of such Option Shares upon exercise hereunder and for at least two (2) years after the Date of Grant of the Option. I shall promptly notify the Company in writing in the event that I sell or otherwise dispose of any Option Shares before the expiration of such periods. I further understand that I may suffer adverse tax consequences as a result of my purchase or disposition of the Option Shares. I represent that I have consulted with any tax consultant(s) I deem advisable in connection with the purchase or disposition of the Option Shares and that I am not relying on the Company for any tax advice.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned has executed this Notice of Exercise as of the date set forth below.

Signed:

Print Name:

Social Security No.:

Address:

Dated:

EXHIBIT B

Stock Option Plan

THE SECURITY REPRESENTED BY THIS AGREEMENT HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SILVER SPRING NETWORKS, INC.

EMPLOYEE INCENTIVE STOCK OPTION AGREEMENT

OPTION TERMS

(Exercisable Immediately)

(Change of Control Provisions)

THESE OPTION TERMS (“Option Terms”) ARE INCORPORATED INTO THAT CERTAIN EMPLOYEE INCENTIVE STOCK OPTION AGREEMENT (“Option Agreement”) by and between Silver Spring Networks, Inc., a Delaware corporation (the “Company”), and the employee (the “Employee”) named in the Option Agreement and dated on the “Date of Grant” set forth therein.

R E C I T A L S

A. The Company has adopted and implemented its 2003 Stock Option Plan (the “Plan”) permitting the grant of stock options to employees, officers, directors, consultants and other independent contractors of the Company and its Parent and Subsidiary corporations (as hereinafter defined), some of which are intended to be incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), to purchase shares of the authorized but unissued Common Stock of the Company (“Common Stock”). The par value of the Company’s Common Stock is as set forth in the Option Agreement.

B. The Board of Directors (or a duly authorized Committee thereof) of the Company (in either case, referred to herein as the “Board”) has authorized the granting of an incentive stock option to the Employee, thereby allowing the Employee to acquire an ownership interest (or increase his or her ownership interest) in the Company.

O P T I O N     T E R M S

1. Grant of Stock Option. As set forth in the Option Agreement, the Company has granted to the Employee a non-transferable and non-assignable option to purchase the number of shares of the Company’s Common Stock at the exercise price set forth in the Option Agreement as adjusted and upon the terms and conditions set forth herein (such purchase right being sometimes referred to herein as the “Option”).

2. Term and Type of Option. Unless earlier terminated in accordance with Section 7 or 8.2 hereof, the Option and all rights of the Employee to purchase Common Stock thereunder

Silver Spring Networks, Inc.

Employee Incentive Stock Option Agreement – Option Terms

shall expire with respect to all of the shares then subject hereto at 5:00 p.m. Pacific time on the expiration date set forth in the Option Agreement (the “Expiration Date”). The Option is intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code but the Company does not represent or warrant that the Option qualifies as such. Accordingly, the Employee understands that in order to obtain the benefits of incentive stock option treatment under Section 421 of the Internal Revenue Code, no sale or other disposition may be made of any shares acquired upon exercise of the Option for at least one (1) year after the date of the issuance of such shares upon exercise hereunder and for at least two (2) years after the Date of Grant of the Option.

3. Option Immediately Exercisable. Subject to the remaining provisions herein, the Option shall be exercisable in full or in part at any time after the date hereof and prior to the Expiration Date (or any earlier termination of the Option as provided herein). Except as provided in Section 7, in order to exercise the Option, the Employee must be and remain in the employee of the Company, or with any parent or subsidiary corporation of the Company (as defined in Internal Revenue Code Section 424(e) and (f)) a “Parent corporation” and “Subsidiary corporation,” respectively), during the entire period commencing with the Date of Grant and ending on the date of any exercise of the Option. Except as otherwise expressly provided herein, the Employee shall be deemed to have terminated upon an actual termination of employment and when any Parent or Subsidiary corporation of the Company ceases to have such relationship with the Company. Any references herein to the Employee’s employment with the Company shall be deemed to also refer to the Employee’s employment with any such Parent or subsidiary corporation of the Company, as applicable.

3.1. Overriding Limitation on Time for Exercise. Notwithstanding any other provisions herein providing for a longer time to exercise, the Option may not be exercised after the expiration of ten (10) years from the Date of Grant.

4. Restrictions on “Non-Vested Shares”.

4.1. Obligation to Resell Non-Vested Shares.

4.1.1. Repurchase Right Accrues Upon Employee’s Termination of Employment. On the termination of the Employee’s employment with the Company, whether by reason of the Employee’s voluntary resignation, failure to be re-elected, removal or other involuntary termination (with or without cause), or under any other circumstances, the Company (and its assignees as provided in Section 4.2.4 below) shall have the option to repurchase from the Employee, and the Employee shall be obligated to sell to the Company (and to its assignees pursuant to Section 4.2.4 below) all or any portion of the shares of the Common Stock which at the date of the termination of the Employee’s employment with the Company are “Non-Vested Shares” (as defined herein below) at the lower of the Exercise Price or then current fair market value stated in the Option Agreement.

4.1.2. Repurchase Procedure. The Company shall within forty-five (45) days after the later of (i) the termination or expiration of exercisability of the Option or (ii) the date of any termination of the Employee’s employment with the Company, give written notice to

2

Silver Spring Networks, Inc.

Employee Incentive Stock Option Agreement – Option Terms

the Employee or to the Employee’s representative, as the case may be, specifying the number of Non-Vested Shares which the Company (or its assignees) is electing to repurchase hereunder, and the place and time (which in no event shall be later than forty-five (45) days from the date of such notice) of the closing of such repurchase, and the Employee shall deliver any certificates in the Employee’s possession representing Non-Vested Shares to the Company prior to such time.

4.2. Vesting Schedule.

4.2.1. Non-Vested Shares. The percentage of the shares covered by the Option which shall be “Non-Vested Shares” shall be determined as set forth in the Option Agreement. All shares that are Non-Vested Shares on the date of termination of Employee’s employment with the Company shall retain that status irrespective of the passage of time. Any reference herein to “Vested Shares” shall mean those shares under the Option which are no longer Non-Vested Shares.

4.2.2. Agreement Binds all Securities that May Be Issued. If, after the date of issuance of the Common Stock to the Employee upon exercise of the Option, the Company shall issue any additional shares of its Common Stock to holders of Common Stock by way of dividend or stock split or other distribution, or if there is a reclassification of the Common Stock of the Company, or if any shares of capital stock or other securities of the Company or of any other corporation are issued in exchange for, or with respect to, the Common Stock issued hereunder pursuant to any recapitalization, merger, sale of assets, liquidation or other reorganization (collectively, “Reorganization”), regardless of whether the Company shall survive such Reorganization, all of such shares of Common Stock, capital stock and other securities shall be considered to be additional shares acquired by the Employee under the Option and shall be ratably subject to all provisions herein (including, without limitation, this Section 4) as if they had been issued to the Employee hereunder.

4.2.3. Repurchase Price. The repurchase price under this Section 4 shall be the Exercise Price for each Non-Vested Share being repurchased by the Company (or its assignees), reasonably and ratably adjusted for any stock split, stock dividend or Reorganization. Payment for all shares of Non-Vested Shares repurchased under this Section 4 shall be made by cancellation of the Employee’s indebtedness to the Company (if any) or by cash or Company check.

4.2.4. Assignability of Company’s Rights. The Company may at any time transfer and assign its rights and delegate its obligations under this Section 4 to any other person, corporation, firm or entity, including its officers, directors or shareholders, with or without consideration.

4.2.5. Prohibition on Transfers of Non-Vested Shares. In addition to the restrictions on transfer set forth elsewhere herein and in the Notice of Exercise and Investment Representation Statement attached hereto as “Exhibit A” (the “Notice of Exercise”), the Employee agrees that neither the Employee nor the Employee’s heirs, successors and assigns will have any right or power under any circumstances to sell, transfer (with or without consideration), pledge, assign, hypothecate or dispose of (collectively, “Disposition”) any Non-Vested Shares or any

3

Silver Spring Networks, Inc.

Employee Incentive Stock Option Agreement – Option Terms

interest therein, except to the Company (or its assigns as designated in writing to the Employee). Any attempted Disposition in breach of this Section 4.2.5 shall be null and void and of no force or effect whatsoever.

4.2.6. Retention by Company of Certificates Evidencing Non-Vested Shares. Each stock certificate evidencing, in whole or in part, Non-Vested Shares issued to the Employee hereunder shall be immediately redelivered by the Employee to the Company, together with collateral instruments of transfer executed in blank and, if requested by the Company, instructions in form provided by the Company, to be held by the Company until such time as such shares are no longer Non-Vested Shares hereunder. After the shares have become Vested Shares hereunder, the Company shall, from time to time within sixty (60) days from the date of receipt of the Employee’s written request therefor, deliver or cause to be delivered to the Employee stock certificates evidencing those shares covered by the Option which are at that time Vested Shares hereunder.

4.2.7. Change of Control. In the event of a Change of Control (as defined below, the percent of the Non-Vested Shares purchasable under the Option specified in the Option Agreement shall immediately become Vested Shares as of the consummation of such Change of Control. The vesting that was permissible solely by reason of this Section shall be conditioned upon the consummation of the Change of Control. “Change of Control” shall be deemed to have occurred in the event any of the following occurs with respect to the Company:

4.2.7.1. the direct or indirect sale or exchange by the stockholders of the Company of all or substantially all of the stock of the Company where the stockholders of the Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such sale or exchange;

4.2.7.2. a merger or consolidation in which the Company is not the surviving corporation, other than (i) a merger or consolidation in which the stockholders of the Company before such merger or consolidation retain directly or indirectly, at least a majority of the voting stock of the surviving corporation or the parent corporation of the surviving corporation and the Option is assumed or substituted by the surviving corporation which assumption or substitution shall be binding on Employee, or (ii) a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company and the Option is assumed or substituted by the surviving, continuing, successor or parent corporation, which assumption or substitution shall be binding on the Employee;

4.2.7.3. a merger or consolidation in which the Company is the surviving corporation where the stockholders of the Company before such merger or consolidation do not retain, directly or indirectly, at least a majority of the voting stock of the Company after such merger or consolidation;

4.2.7.4. the sale, exchange, or transfer of all or substantially all of the assets of the Company other than a sale, exchange, or transfer to one (1) or more subsidiaries of the Company; and

4

Silver Spring Networks, Inc.

Employee Incentive Stock Option Agreement – Option Terms

4.2.7.5. a liquidation or dissolution of the Company.

5. Right of First Refusal Applicable to Vested Shares. The Employee and successors-in-interest to Employee shall not sell, assign, pledge or in any manner transfer any of the Vested Shares of the Common Stock purchased hereunder (Non-Vested Shares being subject to the absolute prohibition on transfers under Section 4.2.5 above), or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise, except for a transfer which meets the requirements hereinafter set forth.

5.1. Notice of Proposed Sale. If the Employee desires to sell or otherwise transfer any of his or her Vested Shares of Common Stock, the Employee shall first give written notice thereof to the Company. The notice shall name the proposed transferee, describe the relationship of such proposed transferee to Employee and state the number of Vested Shares to be transferred, the proposed consideration and all other material terms and conditions of the proposed transfer.

5.2. Option of Company to Repurchase.

5.2.1. Repurchase Price. For forty-five (45) days following receipt of such notice, the Company (and its assignees as provided in Section 5.3 below) shall have the option to elect to purchase some or all of the shares specified in the notice at the price and upon the terms set forth in such notice; provided that if the terms of payment set forth in the Employee’s notice were other than cash against delivery, the Company (or its assignees) shall pay in cash or by check for said shares equal to the fair market value thereof as determined in good faith by the Board, except that to the extent such consideration is composed, in whole or in part, of promissory notes, the Company (and its assignees) shall have the option of similarly issuing promissory notes of like form, tenor and effect.

5.2.2. Arbitration of Valuation Dispute. Notwithstanding the foregoing, in the event that the Employee disagrees with the determination of fair market value made by the Board, the Employee shall have the right to have such fair market value determined by arbitration in accordance with the rules of the American Arbitration Association. The arbitration shall be held in the county in which the Company has its executive offices. The cost of arbitration shall be borne in equal shares by the Company and the Employee.

5.2.3. Exercise of Repurchase Option. In the event the Company (or its assignees) elects to purchase some or all of such shares, it shall give written notice to the Employee of its election and settlement for such purchase of shares shall be made as provided below in Section 5.4.

5.3. Assignability of Company’s Rights Hereunder. The Company may at any time transfer and assign its rights and delegate its obligations under this Section 5 to any other person, corporation, firm or entity, including its officers, directors or shareholders, with or without consideration.

5

Silver Spring Networks, Inc.

Employee Incentive Stock Option Agreement – Option Terms

5.4. Closing of Company Repurchase. In the event the Company (or its assignees) elects to acquire some or all of the shares of the Employee as specified in the Employee’s notice, the Secretary of the Company shall so notify the Employee within forty-five (45) days after receipt of the Employee’s notice, and settlement thereof shall be made in cash or by Company check not later than forty-five (45) days after the date the Secretary of the Company gives the Employee notice of the Company’s election.

5.5. Transferred Shares Remain Subject to Restrictions. In the event the Company (or its assignees) does not elect to acquire all of the shares specified in the Employee’s notice, the Employee may, within the sixty (60) day period following the expiration of the forty-five (45) day period for electing to exercise the purchase rights granted to the Company (and its assignees) in Section 5.2, transfer the shares in the manner specified in his or her notice. In that event, the transferee, assignee or other recipient shall, as a condition of the transfer of ownership, receive and hold such shares subject to the provisions of this Section 5 (and also subject to any other applicable provisions hereof) and shall execute such documentation as may be requested by the Company, including, but not limited to, an investment representation letter containing provisions similar to those set forth in the Notice of Exercise and Investment Representation Statement attached hereto as Exhibit “A” (the “Notice of Exercise”).

5.6. Exceptions to First Refusal Rights. Anything to the contrary contained herein notwithstanding, the transactions set forth below in Section 5.6.1 shall be exempt from the provisions of this Section 5 (provided that the transferee shall first agree in writing, satisfactory to the Company, to be bound by the terms and provisions of Sections 5, 6, 8, 11, 14-23 hereof).

5.6.1. Transfer to Family Member. The Employee’s transfer of any or all shares held subject to the Option (either during the Employee’s lifetime or on death by will or the laws of intestacy) to the Employee’s “Immediate Family,” as herein defined, or to any custodian or trustee for the account of the Employee or his or her Immediate Family. “Immediate Family” as used herein shall mean the spouse, lineal descendants, father, mother, brother, sister, niece or nephew of the Employee.

5.7. Waivers by the Company. The provisions of this Section 5 may be waived by the Company with respect to any transfer proposed by the Employee only by duly authorized action of its Board.

5.8. Unauthorized Transfers Void. Any sale or transfer, or purported sale or transfer, of the Common Stock subject to the Option shall be null and void unless the terms, conditions and provisions of this Section 5 are strictly satisfied.

5.9. Termination of First Refusal Right. The foregoing right of first refusal shall terminate upon the earlier of:

5.9.1. Public Offering. The date equity securities of the Company are first offered and sold to the public pursuant to a registration statement filed with, and declared effective by, the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”); or

6

Silver Spring Networks, Inc.

Employee Incentive Stock Option Agreement – Option Terms

5.9.2. Acquisition of the Company. Immediately prior to the acquisition of all or substantially all of the business and assets of the Company by an unaffiliated third party (as determined by the Board), whether by merger, sale of outstanding stock or of the Company’s assets, or otherwise, where no express provision is made for the assignment and continuation of the Company’s rights hereunder by a new or successor corporation.

6. Agreement to Lock-Up in the Event of Public Offering. In the event of a public offering of the Company’s Common Stock pursuant to a registration statement declared effective by the SEC, the Employee agrees not to sell, sell short, grant any option to buy or otherwise dispose of the shares of Common Stock purchased pursuant to the Option (except for any such shares which may be included in the registration) for a period of up to one hundred eighty (180) days following the consummation of such offering, which period may be extended upon the request of the managing underwriter, to the extent required by any rules of the securities exchange or trading system on which the Company’s securities are listed, for an additional period of up to 34 days if the Company issues or proposes to issue an earnings or other public release within 18 days of the expiration of the 180-day lockup period. The Company may impose stop-transfer instructions with respect to the shares of the Common Stock subject to the foregoing restriction until the end of said period. The Employee shall be subject to this Section 6 provided and only if the officers and directors of the Company are also subject to similar arrangements.

7. Rights on Termination of Employment. Upon the termination of the Employee’s employment with the Company (and with any Parent or Subsidiary corporation of the Company), the Employee’s right to exercise the Option shall be limited in the manner set forth in this Section 7 (and the Option shall terminate in the event not so exercised), and shall also be subject to the limitation provided in Section 3.

7.1. Death. If the Employee’s employment is terminated because of the death of the Employee, the Employee’s estate may, for a period of twelve (12) months following the date of such termination, exercise the Option to the extent it was exercisable by the Employee on the date of such termination. The Employee’s estate shall mean the Employee’s legal representative upon death or any person who acquires the right to exercise the Option by reason of such death in accordance with Section 9.2.

7.2. Disability. If the Employee’s employment is terminated because of a disability, the Employee may, within twelve (12) months following the date of such termination, exercise the Option to the extent it was exercisable by the Employee on the date of such termination unless the Employee dies prior to the expiration of such period, in which event the Employee shall be treated as though his or her death occurred on the date of termination due to such disability and the provisions of Section 7.1 shall apply. The Employee hereby acknowledges that the favorable tax treatment provided under Section 421 of the Internal Revenue Code may be inapplicable in the event the Option is not exercised within three (3) months after the date of the Employee’s termination due to a partial, temporary or other disability not meeting the requirements of Internal Revenue Code Section 22(e)(3).

7

Silver Spring Networks, Inc.

Employee Incentive Stock Option Agreement – Option Terms

7.3. Termination For Cause. If the Employee’s employment is terminated for cause, the Option shall expire on Employee’s termination date or at such later time and on such conditions as determined by the Board. For purposes of this paragraph, “cause” shall be defined as the willful breach or habitual neglect of the duties which Employee is required to perform by the Company, or any act of dishonesty, fraud, misrepresentation or other acts of moral turpitude as would prevent the effective performance of Employee’s duties.

7.4. Other Termination. If the Employee’s employment is terminated for any reason other than provided in Sections 7.1, 7.2, and 7.3 above, the Employee or the Employee’s estate may, within three (3) months after the date of Employee’s termination, exercise the Option to the extent it was exercisable by the Employee on the date of such termination, unless the Employee dies prior to the end of such three (3) month period, in which event the Employee shall be treated as though the Employee had died on the date of termination and the provisions of Section 7.1 hereof shall apply.

7.5. Transfer of Employment to Related Corporation. In the event the Employee severs his or her employment relationship with the Company to become an employee of any Parent or Subsidiary corporation of the Company or if the Employee leaves the employ of any Parent or Subsidiary corporation to become an employee of the Company or of another such Parent or Subsidiary corporation of the Company, the Employee shall be deemed to continue his or her employment with the Company for all purposes of the Option.

7.6. Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above is prevented because the issuance of shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities law or other law or regulation, the Option shall remain exercisable only as to shares otherwise purchasable at such time until three (3) months after the date the Employee is notified by the Company that the Option is exercisable, but in any event no later than the expiration of ten (10) years from the Date of Grant. The Company makes no representation as to the tax consequences of any such delayed exercise. The Employee should consult with the Employee’s own tax advisor as to the tax consequences to the Employee of any such delayed exercise.

7.7. Extension if Employee is Subject to Section 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods for exercise of the Option set forth in Section 7 of shares acquired upon the exercise of the Option would subject the Employee to liability under Section 16(b) of the Securities Exchange Act of 1934, as amended, the Option shall remain exercisable as to shares purchasable at the date of termination of Employee’s service with the Company until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Employee would no longer be subject to such liability, (ii) the one hundred ninetieth (190th) day after the termination of Employee’s employment, or (iii) the Expiration Date.

8. Adjustments upon Changes in Capitalization or Merger.

8.1. Stock Splits and Similar Events; Reclassifications. The number of shares of Common Stock covered by the Option and the exercise price thereof shall be

8

Silver Spring Networks, Inc.

Employee Incentive Stock Option Agreement – Option Terms

proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or combination of such shares or the payment of a stock dividend (but only on the Common Stock) or a recapitalization or any other increase or decrease in the number of such outstanding shares of Common Stock effected without the receipt of consideration by the Company; provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” In the event that the shares of Common Stock covered by the Option are reclassified by the Company, other than pursuant to a transaction described in Section 8.2, then the Option shall apply to the appropriate number of shares of newly classified Common Stock designated by the Board.

8.2. Mergers and Acquisitions. If the Company shall be a constituent corporation in any merger or consolidation which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning, directly or indirectly, at least a majority of the beneficial interest in the outstanding voting securities of the surviving corporation or its Parent corporation (determined immediately after such merger or consolidation), the Option shall pertain and apply to the securities or other property to which a holder of the number of shares subject to the unexercised portion of the Option would have been entitled. Any of (i) a dissolution or liquidation of the Company; (ii) a sale of all or substantially all of the Company’s business and assets; or (iii) a merger or consolidation (in which the Company is a constituent corporation) which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning, directly or indirectly, less than a majority of the beneficial interest in the outstanding voting securities of the surviving corporation or its Parent corporation (determined immediately after such merger or consolidation) will cause the Option to terminate immediately prior to such merger or consolidation, unless the agreement of such sale, exchange, merger, consolidation or other transaction otherwise provides.

8.3. Board’s Determination Final and Binding Upon the Employee. To the extent that the foregoing adjustments in this Section 8 relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. The Company agrees to give notice of any such adjustment to the Employee; provided, however, that any such adjustment shall be effective and binding for all purposes hereof whether or not such notice is given or received.

8.4. No Rights Except as Expressly Stated. Except as hereinabove expressly provided in this Section 8, no additional rights shall accrue to the Employee by reason of any subdivision or combination of shares of the capital stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or of stock of another corporation, and any issue by the Company of shares of stock of any class or of securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of shares subject to the Option. Neither the Employee nor any person claiming under or through the Employee shall be, or have any of the rights or privileges of, a shareholder of the Company in respect of any of the shares issuable upon the exercise of the Option, unless and until the Option is properly and lawfully exercised and a

9

Silver Spring Networks, Inc.

Employee Incentive Stock Option Agreement – Option Terms

certificate representing the shares so purchased is duly issued and delivered to the Employee or to his or her estate.

8.5. No Limitations on Company’s Discretion. The grant of the Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

9. Manner of Exercise.

9.1. General Instructions for Exercise. The Option shall be exercised by the Employee by completing, executing and delivering to the Company the Notice of Exercise specifying the number of shares of Common Stock which the Employee elects to purchase. The Company’s obligation to deliver shares upon the exercise of the Option shall be subject to the Employee’s satisfaction of all applicable federal, state, local and foreign income and employment tax withholding requirements, if any. Upon receipt of such Notice of Exercise and of payment of the purchase price (and payment of applicable taxes as provided above), the Company shall, as soon as reasonably possible and subject to all other provisions hereof, deliver certificates for the shares of Common Stock so purchased, registered in the Employee’s name or in the name of his or her legal representative (if applicable). Payment of the purchase price upon any exercise of the Option shall be made by check acceptable to the Company or in cash; provided, however, that the Board may, in its sole and absolute discretion, accept any other legal consideration to the extent permitted under applicable laws and the Plan.

9.2. Exercise Procedure After Death. To the extent exercisable after Employee’s death, the Option shall be exercised only by the Employee’s executor(s) or administrator(s) or the person or persons duly authorized, or to whom the Option is transferred under the Employee’s will or, if the Employee shall fail to make testamentary disposition of the Option, under the applicable laws of descent and distribution. Any such transferee exercising the Option must furnish the Company with (i) written Notice of Exercise and relevant information as to his or her status, (ii) evidence satisfactory to the Company to establish the validity of the transfer of the Option and compliance with any laws or regulations pertaining to said transfer, and (iii) written acceptance of the terms and conditions of the Option as contained herein.

10. Non-Transferable. The Option shall, during the lifetime of the Employee, be exercisable only by the Employee and shall not be transferable or assignable by the Employee in whole or in part other than by will or the laws of descent and distribution. If the Employee shall make any such purported transfer or assignment of the Option, such assignment shall be null and void and of no force or effect whatsoever.

11. Compliance with Securities and Other Laws. The Option may not be exercised and the Company shall not be obligated to deliver any certificates evidencing shares of Common Stock thereunder if the issuance of shares upon such exercise would constitute a violation of any applicable requirements of: (i) the Securities Act, (ii) the Securities Exchange Act of 1934, as amended, (iii) applicable state securities laws, (iv) any applicable listing requirement of any stock exchange on which the Company’s Common Stock is then listed, and (v) any other law or

10

Silver Spring Networks, Inc.

Employee Incentive Stock Option Agreement – Option Terms

regulation applicable to the issuance of such shares. Nothing herein shall be construed to require the Company to register or qualify any securities under applicable federal or state securities laws, or take any action to secure an exemption from such registration and qualification for the issuance of any securities upon the exercise of the Option. Shares of Common Stock issued upon exercise of the Option shall include the following legends and such other legends as in the opinion of the Company’s counsel may be required by applicable federal, state and foreign securities laws:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT.

THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER AGREEMENTS CONTAINED IN A STOCK OPTION AGREEMENT AND IN THOSE STOCK OPTION TERMS INCORPORATED INTO SUCH STOCK OPTION AGREEMENT, DATED                     , A COPY OF WHICH IS ON FILE WITH THE COMPANY.

12. No Right to Continued Employment. Nothing contained in the Option shall: (i) confer upon the Employee any right with respect to the continuance of his or her employment agreement with the Company, or with any Parent or Subsidiary corporation of the Company, or (ii) limit in any way the right of the Company, or of any Parent or Subsidiary corporation, to terminate the Employee’s employment at any time. Except to the extent the Company and Employee shall have otherwise agreed in writing, Employee’s employment shall be terminable by the Company (or by a Parent or Subsidiary corporation, if applicable) at will. Subject to Section 13, the Board in its sole discretion shall determine whether any leave of absence or interruption in employment (including an interruption during military service) shall be deemed a termination of employment for the purposes hereof.

13. Leave of Absence. For purposes hereof, the Employee’s employment shall not be deemed to terminate if the Employee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. In the event of a leave in excess of ninety (90) days, the Employee’s employment shall be deemed to terminate on the ninety-first (91st) day of the leave unless the Employee’s right to reemployment remains guaranteed by statute

11

Silver Spring Networks, Inc.

Employee Incentive Stock Option Agreement – Option Terms

or contract or applicable law requires otherwise. Notwithstanding the foregoing, however, a leave of absence shall be treated as employment for purposes of Section 3 if and only if the leave of absence is designated by the Company as (or required by law to be) a leave for which vesting credit is given.

14. Committee of the Board. In the event that the Plan is administered by a committee of the Board (the “Committee”), all references herein to the Board shall be construed to mean the Committee for the period(s) during which the Committee administers the Plan.

15. Option Subject to Terms of Plan. In addition to the provisions hereof, these Option Terms and the Option Agreement are governed by, and subject to the terms and conditions of, the Plan. The Employee acknowledges receipt of a copy of the Plan (a copy of which is attached hereto as Exhibit “B”). The Employee represents that he or she is familiar with the terms and conditions of the Plan, and hereby accepts the Option Agreement subject to all of the terms and conditions thereof, which terms and conditions shall control to the extent inconsistent in any respect with the provisions herein or in the Option Agreement. The Employee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Board as to any questions arising under the Plan, these Option Terms or the Option Agreement.

16. Notices. All notices and other communications of any kind which either party to the Option Agreement may be required or may desire to serve on the other party to the Option Agreement in connection with the Option Agreement shall be in writing and may be delivered by personal service or by registered or certified mail, return receipt requested, deposited in the United States mail with postage thereon fully prepaid, addressed to the other party at the addresses indicated in the Option Agreement or as otherwise provided below. Service of any such notice or other communication so made by mail shall be deemed complete on the date of actual delivery as shown by the addressee’s registry or certification receipt or at the expiration of the third (3rd) business day after the date of mailing, whichever is earlier in time. Either party may from time to time, by notice in writing served upon the other as aforesaid, designate a different mailing address or a different person to which such notices or other communications are thereafter to be addressed or delivered.

17. Further Assurances. The Employee shall, upon request of the Company, take all actions and execute all documents requested by the Company which the Company deems to be reasonably necessary to effectuate the terms and intent of the Option and these Option Terms and, when required by any provision herein to transfer all or any portion of the Common Stock purchased hereunder to the Company (or its assignees), the Employee shall deliver such Common Stock endorsed in blank or accompanied by Stock Assignments Separate from Certificate duly endorsed in blank, so that title thereto will pass by delivery alone. Any sale or transfer by the Employee of the Common Stock to the Company (and/or its assignees) shall be made free of any and all claims, encumbrances, liens and restrictions of every kind, other than those imposed hereunder.

18. Notice of Sales Upon Disqualifying Disposition. The Employee shall dispose of the shares acquired pursuant to the Option Agreement only in accordance with the provisions herein. In addition, the Employee shall promptly notify the Chief Financial Officer of the

12

Silver Spring Networks, Inc.

Employee Incentive Stock Option Agreement – Option Terms

Company if the Employee disposes of any of the shares acquired pursuant to the Option Agreement within one (1) year from the date the Employee exercises all or part of the Option or within two (2) years of the Date of Grant of the Option. Until such time as the Employee disposes of such shares in a manner consistent with the provisions herein, the Employee shall hold all shares acquired pursuant to the Option Agreement in the Employee’s name (and not in the name of any nominee) for the one (1)-year period immediately after exercise of the Option and the two (2)-year period immediately after the Date of Grant of the Option. At any time during the one (1)-year or two (2)-year periods set forth above, the Company may place a legend or legends on any certificate or certificates representing shares acquired pursuant to the Option requesting the transfer agent for the Company’s stock to notify the Company of any such transfers. The obligation of the Employee to notify the Company of any such transfer shall continue notwithstanding that a legend has been placed on the certificate or certificates pursuant to the preceding sentence.

19. Successors. Except to the extent the same is specifically limited by the terms and provisions herein, the Option Agreement (as supplemented by the Plan and these Option Terms) is binding upon the Employee and the Employee’s successors, heirs and personal representatives, and upon the Company, its successors and assigns.

20. Termination or Amendment. Subject to the terms and conditions of the Plan, the Board may terminate or amend the Plan or the Option Agreement and these Option Terms at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion thereof without the consent of the Employee unless such amendment is required to enable the Option Agreement to qualify as an Incentive Stock Option.

21. Integrated Agreement. The Option Agreement, these Option Terms and the Plan constitute the entire understanding and agreement of the Employee and the Company with respect to the subject matter contained therein, and there are no agreements, understandings, restrictions, representations, or warranties between the Employee and the Company other than those set forth or provided therein. To the extent contemplated herein, the provisions herein shall survive any exercise of the Option and shall remain in full force and effect.

22. Other Miscellaneous Terms. Titles and captions contained herein are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of these Option Terms or the intent of any provision hereof. The Option Agreement, these Option Terms and the Plan shall be governed by and construed in accordance with the laws of the State of California, irrespective of its choice of law principles.

23. Independent Tax Advice. The Employee agrees that he or she has obtained or will obtain the advice of independent tax counsel (or has determined not to obtain such advice, having had adequate opportunity to do so) regarding the federal and state income tax consequences of the receipt and exercise of the Option and of the disposition of Common Stock acquired upon exercise of the Option including advice regarding the imposition of the alternative minimum tax which may result from items of tax preference, such as that generated in certain cases by exercise of incentive stock options, and regarding holding period requirements for preferential tax treatment. The Employee acknowledges that he or she has not relied and will not rely upon any advice or

13

Silver Spring Networks, Inc.

Employee Incentive Stock Option Agreement – Option Terms

representation by the Company or by its employees or representatives with respect to the tax treatment of the Option.

14

SCHEDULE OF EXHIBITS

Exhibit “A”:	Form of Notice of Exercise and Investment Representation Statement for Employee Incentive Stock Option Agreement

Exhibit “B”:	Stock Option Plan

EXHIBIT A

SILVER SPRING NETWORKS, INC.

NOTICE OF EXERCISE AND

INVESTMENT REPRESENTATION STATEMENT FOR

EMPLOYEE INCENTIVE STOCK OPTION AGREEMENT

Silver Spring Networks, Inc.

Attn: Corporate Secretary

Re:	Notice of Exercise of Stock Option

Ladies and Gentlemen:

I hereby exercise, as of [DATE OF EXERCISE], my option to purchase [NUMBER OF SHARES TO BE EXERCISED] of the [TOTAL NUMBER OF OPTION GRANT SHARES] shares granted to me on [DATE OF OPTION GRANT] (the “Option Shares”) to purchase Common Stock of Silver Spring Networks, Inc., a Delaware corporation (the “Company”) at [PURCHASE PRICE PER SHARE] per share. Payment of the option price of [PURCHASE PRICE] is attached to this notice.

As a condition to this notice of exercise, I hereby make the following representations and agreements:

Investment Representation Statement.

1.	I am purchasing the Option Shares for investment for my own account only and not with a view to, or for resale in connection with, any “distribution” thereof. I am aware of the Company’s business affairs and financial condition and have had access to such information about the Company as I have deemed necessary or desirable to reach an informed and knowledgeable decision to acquire the Option Shares.

2.	I understand that the Option Shares have not been registered under the Securities Act of 1933, as amended (the “Act”), or qualified or registered under the blue sky law of any state (the “Law”), by reason of specific exemptions therefrom, which exemptions depend upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission (the “Commission”), the statutory basis for one such exemption may not exist if my representation means that my present intention is to hold the Option Shares for a minimum capital gains period under the tax laws, for a deferred sale, for a market rise, for a sale if the market does not rise, or for a year or any other fixed period in the future. I acknowledge and agree that the Option Shares are restricted securities which must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. I further acknowledge and understand that the Company is under no obligation to register the Option Shares.

3.

I am aware of the adoption of Rule 144 by the Commission, which permits limited public resale of securities acquired in a non-public offering, subject to the satisfaction of certain conditions, including, among other things, the availability of certain current public information about the issuer, the passage of not less than six (6) months after the holder has purchased and paid for the securities to be sold, effectuation of the sale on the public market through a broker in an unsolicited “brokers’ transaction” or to a “market maker,” and compliance with specified limitations on the amount of securities to be sold (generally, one percent (1%) of the total amount of common stock outstanding) during any three (3)-month period, except that such conditions need not be met by a person who is not an affiliate of the Company at the time of sale and has not been an affiliate for the preceding three (3) months if the securities to be sold have been beneficially owned by such person for at least one (1) year prior to their sale.

4.	I understand that the Company currently does not, and at the time I wish to sell the Option Shares may not, satisfy the current public information requirement of Rule 144 and, consequently, I may be precluded from selling the Option Shares under Rule 144 even if the minimum holding period has been satisfied.

5.	I further understand that if all of the requirements of Rule 144 are not met, compliance with Regulation A or some other exemption from registration will be required; and that, although Rule 144 is not exclusive, the Staff of the Commission has expressed its opinion that persons proposing to sell restricted securities other than in a registered offering and other than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in such transactions do so at their own risk.

6.	I further understand that the certificate(s) representing the Option Shares, whether upon initial issuance or any transfer thereof, shall bear on their face legends, prominently stamped or printed thereon in capital letters, reading as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR THE PURCHASER’S OWN ACCOUNT AND NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF. NO SALE OR OTHER DISPOSITION OF SUCH SECURITIES MAY BE EFFECTED WITHOUT THE (1) REGISTRATION OF SUCH SALE OR DISPOSITION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND (2) QUALIFICATION OF SUCH SALE OR DISPOSITION UNDER THE CALIFORNIA CORPORATE SECURITIES LAW OF 1968, AS AMENDED, OR AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

THE TRANSFER OF THESE SECURITIES, OR ANY PORTION THEREOF OR INTEREST THEREIN, IS RESTRICTED BY AN AGREEMENT BETWEEN THE PURCHASER AND THE COMPANY. A COPY OF SUCH AGREEMENT MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF THE CORPORATION AND ALL PROVISIONS OF SUCH AGREEMENT ARE INCORPORATED BY REFERENCE IN THIS CERTIFICATE.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCK-UP PERIOD OF UP TO 214 DAYS FOLLOWING THE EFFECTIVE DATE OF A REGISTRATION STATEMENT OF THE COMPANY FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH

MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE COMPANY. SUCH LOCK-UP PERIOD IS BINDING ON TRANSFEREES OF THESE SHARES.

7.	I further understand that without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the closing of the Company’s first firm commitment underwritten public offering registered under the Securities Act of 1933 and ending on the date specified by the Company and the managing underwriter (such period not to exceed 180 days, which period may be extended upon the request of the managing underwriter, to the extent required by any rules of the securities exchange or trading system on which the Company’s securities are listed, for an additional period of up to 34 days if the Company issues or proposes to issue an earnings or other public release within 18 days of the expiration of the 180-day lockup period), I will not (a) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right, or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any Common Stock, or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock, held immediately before the effective date of the registration statement for such offering or (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (a) or (b) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise.

8.	I further understand that upon the termination of my employment with the Company, any non-vested shares as calculated according to the Option Agreement and the Option Terms are subject to Company’s right of repurchase at the Exercise Price.

9.	I further understand in order to obtain the benefits of incentive stock option treatment under Section 421 of the Internal Revenue Code, no sale or other disposition may be made of any Option Shares for at least one (1) year after the date of the issuance of such Option Shares upon exercise hereunder and for at least two (2) years after the Date of Grant of the Option. I shall promptly notify the Company in writing in the event that I sell or otherwise dispose of any Option Shares before the expiration of such periods. I further understand that I may suffer adverse tax consequences as a result of my purchase or disposition of the Option Shares. I represent that I have consulted with any tax consultant(s) I deem advisable in connection with the purchase or disposition of the Option Shares and that I am not relying on the Company for any tax advice.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned has executed this Notice of Exercise as of the date set forth below.

Signed:

Print Name:

Social Security No.:

Address:

Dated:

EXHIBIT B

Stock Option Plan

THE SECURITY REPRESENTED BY THIS AGREEMENT HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SILVER SPRING NETWORKS, INC.

NON-STATUTORY STOCK OPTION AGREEMENT

OPTION TERMS

THESE OPTION TERMS (“Option Terms”) ARE INCORPORATED INTO THAT CERTAIN NON-STATUTORY STOCK OPTION AGREEMENT (“Option Agreement”), by and between Silver Spring Networks, Inc., a Delaware corporation (the “Company”), and the optionee named in the Option Agreement (the “Optionee”) and dated on the “Date of Grant” set forth therein.

R E C I T A L S

A. The Company has adopted and implemented its 2003 Stock Option Plan (the “Plan”) permitting the grant of stock options to directors, consultants and other independent contractors (including members of the Company’s Board of Directors who are not employees of the Company and its Parent and Subsidiary corporations (as hereinafter defined), some of which are intended to be non-statutory stock options in that they do not qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), to purchase shares of the authorized but unissued Common Stock of the Company (“Common Stock”). The par value of the Company’s Common Stock is as set forth in the Option Agreement.

B. The Board of Directors (or a duly authorized committee thereof) of the Company (in either case, referred to herein as the “Board”) has authorized the granting of a non-statutory stock option to the Optionee, thereby allowing the Optionee to acquire an ownership interest (or increase his or her ownership interest) in the Company.

O P T I O N    T E R M S

1. Grant of Stock Option. As set forth in the Option Agreement, the Company has granted to the Optionee a non-transferable and non-assignable option to purchase the number of shares of the Company’s Common Stock at the exercise price set forth in the Option Agreement as adjusted and upon the terms and conditions set forth herein (such purchase right being sometimes referred to herein as the “Option”).

Silver Spring Networks, Inc.

Option Terms

Non-Statutory Stock Option Agreement

2. Term and Type of Option. Unless earlier terminated in accordance with Section 6 or 7.2 hereof, the Option and all rights of the Optionee to purchase Common Stock thereunder shall expire with respect to all of the shares then subject hereto at 5:00 p.m. Pacific time on the expiration date set forth in the Option Agreement (the “Expiration Date”). The Option is a non-statutory stock option in that it is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code. Accordingly, Optionee understands that under current law, he or she will recognize ordinary income for federal income tax purposes upon exercise of this Option in an amount equal to the excess (if any) of the fair market value of the shares of Common Stock so purchased (determined (i) as of the date of such exercise to the extent (A) the shares are then “Vested Shares” as defined below or (B) Optionee has made a timely election under Section 83(b) of the Internal Revenue Code, or (ii) as of each date following such exercise as and when shares first become Vested Shares) over the exercise price paid for such shares. Optionee further understands that Optionee must satisfy all applicable federal, state, local and foreign income and employment tax withholding requirements at the date of exercise. Any reference herein to “Vested Shares” shall mean those shares under the Option which have vested in accordance with the Vesting Schedule set forth in the Option Agreement.

3. Exercise.

3.1 Schedule. Subject to the remaining provisions herein, the Option shall be exercisable as set forth in the Option Agreement.

3.2 Cumulative Nature of Exercise Schedule. The exercise dates specified in the Option Agreement refer to the earliest dates on which the Option may be exercised with respect to the stated percentages of the Common Stock covered by the Option, and the Option may be exercised with respect to all or any part of any such percentage of the total shares at any time on or after such dates and prior to the Expiration Date (or any earlier termination of the Option as provided herein). Except as provided in Section 6, Optionee must be and remain in a service relationship with the Company, or with any parent or subsidiary corporation of the Company (as defined in Internal Revenue Code Sections 424(e) and (f)) (a “Parent corporation” and “Subsidiary corporation,” respectively), during the entire period commencing with the Date of Grant of the Option and ending with each of the periods appearing in the Option Agreement in order to exercise the Option with respect to the shares applicable to any such period. For purposes hereof “service relationship” shall mean being a duly elected, acting corporate director, or an independent contractor or consultant. Except as otherwise expressly provided herein, the Optionee’s service relationship shall be deemed to have terminated upon an actual termination of such service relationship and when any Parent or Subsidiary corporation of the Company ceases to have such relationship with the Company. Any references herein to Optionee’s service relationship with the Company shall be deemed to also refer to Optionee’s service relationship with any such Parent or Subsidiary corporation of the Company, as applicable.

3.3 Overriding Limitation on Time for Exercise. Notwithstanding any other provisions herein providing for a longer time to exercise, the Option may not be exercised after the expiration of ten (10) years from the Date of Grant.

Silver Spring Networks, Inc.

Option Terms

Non-Statutory Stock Option Agreement

4. Right of First Refusal. The Optionee and successors-in-interest to Optionee shall not sell, assign, pledge or in any manner transfer any of the Common Stock purchased hereunder or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise, except for a transfer which meets the requirements hereinafter set forth.

4.1 Notice of Proposed Sale. If the Optionee desires to sell or otherwise transfer any of his or her Common Stock, the Optionee shall first give written notice thereof to the Company. The notice shall name the proposed transferee, describe the relationship of such proposed transferee to Optionee and state the number of shares to be transferred, the proposed consideration and all other material terms and conditions of the proposed transfer.

4.2 Option of Company to Repurchase.

4.2.1 Repurchase Price. For forty-five (45) days following receipt of such notice, the Company (and its assignees as provided in Section 4.3 below) shall have the option to elect to purchase some or all of the shares specified in the notice at the price and upon the terms set forth in such notice; provided that if the terms of payment set forth in the Optionee’s notice were other than cash against delivery, the Company (or its assignees) shall pay in cash or by check for said shares equal to the fair market value thereof as determined in good faith by the Board.

4.2.2 Arbitration of Valuation Dispute. Notwithstanding the foregoing, in the event that the Optionee disagrees with the determination of fair market value by the Board, the Optionee shall have the right to have such fair market value determined by arbitration in accordance with the rules of the American Arbitration Association. The arbitration shall be held in the county in which the Company has its executive offices. The cost of arbitration shall be borne in equal shares by the Company and the Optionee.

4.2.3 Exercise of Repurchase Option. In the event the Company (or its assignees) elects to purchase some or all of such shares, it shall give written notice to the Optionee of its election and settlement for such purchase of shares shall be made as provided below in Section 4.4.

4.3 Assignability of Company’s Rights Hereunder. The Company may at any time transfer and assign its rights and delegate its obligations under this Section 4 to any other person, corporation, firm or entity, including its officers, directors or shareholders, with or without consideration.

4.4 Closing of Company Repurchase. In the event the Company (or its assignees) elects to acquire some or all of the shares of the Optionee as specified in the Optionee’s notice, the Secretary of the Company shall so notify the Optionee within forty-five (45) days after receipt of the Optionee’s notice, and settlement thereof shall be made by cash or Company check not later than forty-five (45) days after the date the Secretary of the Company gives the Optionee notice of the Company’s election.

Silver Spring Networks, Inc.

Option Terms

Non-Statutory Stock Option Agreement

4.5 Transferred Shares Remain Subject to Restrictions. In the event the Company (or its assignees) does not elect to acquire all of the Vested Shares specified in the Optionee’s notice, the Optionee may, within the sixty (60) day period following the expiration of the forty-five (45) day period for electing to exercise the purchase rights granted to the Company (and its assignees) in Section 4.2, transfer the number of Vested Shares in the manner specified in his or her notice. In that event, the transferee, assignee or other recipient shall, as a condition of the transfer of ownership, receive and hold such shares subject to the provisions of this Section 4 (and also subject to any other applicable provisions hereof) and shall execute such documentation as may be requested by the Company, including, but not limited to, an investment representation letter containing provisions similar to those set forth in the Notice of Exercise and Investment Representation Statement attached hereto as “Exhibit A” (the “Notice of Exercise”).

4.6 Exceptions to First Refusal Rights. Anything to the contrary contained herein notwithstanding, the transactions set forth below in Section 4.6.1 shall be exempt from the provisions of this Section 4 (provided that the transferee shall first agree in writing, satisfactory to the Company, to be bound by the terms and provisions of Sections 4, 5, 7, 10, and 13-21 hereof).

4.6.1 Transfer to Family Member. The Optionee’s transfer of any or all Vested Shares held subject to the Option (either during the Optionee’s lifetime or on death by will or the laws of intestacy) to the Optionee’s “Immediate Family,” as herein defined, or to any custodian or trustee for the account of the Optionee or his or her Immediate Family. “Immediate Family” as used herein shall mean the spouse, lineal descendants, father, mother, brother, sister, niece or nephew of the Optionee.

4.7 Waivers by the Company. The provisions of this Section 4 may be waived by the Company with respect to any transfer proposed by the Optionee only by duly authorized action of its Board.

4.8 Unauthorized Transfers Void. Any sale or transfer, or purported sale or transfer, of the Vested Shares of Common Stock subject to the Option shall be null and void unless the terms, conditions and provisions of this Section 4 are strictly satisfied.

4.9 Termination of First Refusal Right. The foregoing right of first refusal shall terminate upon the earlier of:

4.9.1 Public Offering. The date equity securities of the Company are first offered and sold to the public generally pursuant to a registration statement filed with, and declared effective by, the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”); or

4.9.2 Acquisition of the Company. Immediately prior to the acquisition of all or substantially all of the business and assets of the Company by an unaffiliated third party (as determined by the Board), whether by merger, sale of outstanding stock or of the Company’s assets, or

Silver Spring Networks, Inc.

Option Terms

Non-Statutory Stock Option Agreement

otherwise, where no express provision is made for the assignment and continuation of the Company’s rights hereunder by a new or successor corporation.

5. Agreement to Lock-Up in the Event of Public Offering. In the event of a public offering of the Company’s Common Stock pursuant to a registration statement declared effective by the SEC, if requested by the Company or by its underwriters, the Optionee agrees not to sell, sell short, grant any option to buy or otherwise dispose of the shares of Common Stock purchased pursuant to the Option (except for any such shares which may be included in the registration) for a period of up to one hundred eighty (180) days following the consummation of such offering. The Company may impose stop-transfer instructions with respect to the shares of the Common Stock subject to the foregoing restriction until the end of said period. The Optionee shall be subject to this Section 5 provided and only if the officers and directors of the Company are also subject to similar arrangements.

6. Rights on Termination of Service Relationship. Upon the termination of the Optionee’s service relationship with the Company (and with any Parent or Subsidiary corporation of the Company), the Optionee’s right to exercise the Option shall be limited in the manner set forth in this Section 6 (and the Option shall terminate in the event not so exercised), and shall also be subject to the limitation provided in Section 3.

6.1 Death. If the Optionee’s service relationship is terminated because of the death of the Optionee, the Optionee’s estate may, for a period of twelve (12) months following the date of such termination, exercise the Option to the extent that the shares under the Option are Vested Shares on the date of such termination. The Optionee’s estate shall mean the Optionee’s legal representative upon death or any person who acquires the right to exercise the Option by reason of such death in accordance with Section 8.2.

6.2 Disability. If the Optionee’s service relationship with the Company is terminated because of a disability, the Optionee may, within twelve (12) months following the date of such termination, exercise the Option to the extent that shares under the Option are Vested Shares on the date of such termination unless the Optionee dies prior to the expiration of such period, in which event the Optionee shall be treated as though his or her death occurred on the date of termination due to such disability and the provisions of Section 6.1 shall apply.

6.3 Other Termination. If the Optionee’s service relationship is terminated for any reason other than provided in Sections 6.1 and 6.2 above, the Optionee or the Optionee’s estate may, within three (3) months after the date of the Optionee’s termination, exercise the Option to the extent shares purchasable under the Option are Vested Shares on the date of such termination.

6.4 Transfer to Related Corporation. In the event the Optionee severs his or her service relationship with the Company to enter a service relationship with any Parent or Subsidiary corporation of the Company or if the Optionee leaves a service relationship with any such Parent or Subsidiary corporation to enter a service relationship with the Company or of another such Parent or

Silver Spring Networks, Inc.

Option Terms

Non-Statutory Stock Option Agreement

Subsidiary corporation of the Company, the Optionee shall be deemed to continue his or her service relationship with the Company for all purposes of the Option.

6.5 Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above is prevented because the issuance of shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities law or other law or regulation, the Option shall remain exercisable as to Vested Shares at the date of termination of Optionee’s service relationship until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the expiration of ten (10) years from the Date of Grant. The Company makes no representation as to the tax consequences of any such delayed exercise. The Optionee should consult with the Optionee’s own tax advisor as to the tax consequences to the Optionee’s of any such delayed exercise.

6.6 Extension if Optionee is Subject to Section 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods for exercise of the Option set forth in Section 6 of shares acquired upon the exercise of the Option would subject the Optionee to liability under Section 16(b) of the Securities Exchange Act of 1934, as amended, the Option shall remain exercisable as to Vested Shares at Optionee’s date of termination of Optionee’s service relationship until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such liability, (ii) the one hundred ninetieth (190th) day after the termination of Optionee’s service relationship, or (iii) the Expiration Date.

7. Adjustments upon Changes in Capitalization or Merger.

7.1 Stock Splits and Similar Events; Reclassifications. The number of shares of Common Stock covered by the Option and the exercise price thereof shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or combination of such shares or the payment of a stock dividend (but only on the Common Stock) or a recapitalization or any other increase or decrease in the number of such outstanding shares of Common Stock effected without receipt of consideration by the Company; provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” In the event that the shares of Common Stock covered by the Option are reclassified by the Company, other than pursuant to a transaction described in Section 7.2, then the Option shall apply to the appropriate number of shares of newly classified Common Stock designated by the Board.

7.2 Mergers and Acquisitions. If the Company shall be a constituent corporation in any merger or consolidation which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning, directly or indirectly, at least a majority of the beneficial interest in the outstanding voting securities of the surviving corporation or its Parent corporation (determined immediately after such merger or consolidation), the Option shall pertain and apply to the securities or other property to which a holder of the number of shares subject to the unexercised portion of the Option would have been entitled. Any of (i) a dissolution or liquidation of the Company; (ii) a sale of all or substantially all of the

Silver Spring Networks, Inc.

Option Terms

Non-Statutory Stock Option Agreement

Company’s business and assets; or (iii) a merger or consolidation (in which the Company is a constituent corporation) which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning, directly or indirectly, less than a majority of the beneficial interest in the outstanding voting securities of the surviving corporation or its Parent corporation (determined immediately after such merger or consolidation) will cause the Option to terminate, unless (A) the agreement of such sale, exchange, merger, consolidation or other transaction otherwise provides, or (B) a sale on the day preceding the scheduled consummation of such event (the “test date”) of shares acquired upon the exercise of the Option would subject the Optionee to liability under Section 16(b) of the Securities Exchange Act of 1934, as amended, in which event the Option shall remain exercisable as to shares purchasable at the test date until the earliest to occur of (I) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such liability, (II) the one hundred ninetieth (190th) day after the test date, or (III) the Expiration Date.

7.3 Board’s Determination Final and Binding Upon the Optionee. To the extent that the foregoing adjustments in this Section 7 relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. The Company agrees to give notice of any such adjustment to the Optionee; provided, however, that any such adjustment shall be effective and binding for all purposes hereof whether or not such notice is given or received.

7.4 No Rights Except as Expressly Stated. Except as hereinabove expressly provided in this Section 7, no additional rights shall accrue to the Optionee by reason of any subdivision or combination of shares of the capital stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or of stock of another corporation, and any issue by the Company of shares of stock of any class or of securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of shares subject to the Option. Neither the Optionee nor any person claiming under or through the Optionee shall be, or have any of the rights or privileges of, a shareholder of the Company in respect of any of the shares issuable upon the exercise of the Option, unless and until the Option is properly and lawfully exercised and a certificate representing the shares so purchased is duly issued and delivered to the Optionee or to his or her estate.

7.5 No Limitations on Company’s Discretion. The grant of the Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

8. Manner of Exercise.

8.1 General Instructions for Exercise. The Option shall be exercised by the Optionee by completing, executing and delivering to the Company the Notice of Exercise specifying the number of shares of Common Stock which the Optionee elects to purchase. The Company’s

Silver Spring Networks, Inc.

Option Terms

Non-Statutory Stock Option Agreement

obligation to deliver shares upon the exercise of the Option shall be subject to the Optionee’s satisfaction of all applicable federal, state, local and foreign income and employment tax withholding requirements, if any. Upon receipt of such Notice of Exercise and of payment of the purchase price (and payment of applicable taxes as provided above), the Company shall, as soon as reasonably possible and subject to all other provisions hereof, deliver certificates for the shares of Common Stock so purchased, registered in the Optionee’s name or in the name of his or her legal representative (if applicable). Payment of the purchase price upon any exercise of the Option shall be made by check acceptable to the Company or in cash; provided, however, that the Board may, in its sole and absolute discretion, accept any other legal consideration to the extent permitted under applicable laws and the Plan.

8.2 Exercise Procedure After Death. To the extent exercisable after the Optionee’s death, the Option shall be exercised only by the Optionee’s executor(s) or administrator(s) or the person or persons duly authorized, or to whom the Option is transferred under the Optionee’s will, or, if the Optionee shall fail to make testamentary disposition of the Option, under the applicable laws of descent and distribution. Any such transferee exercising the Option must furnish the Company with (i) written Notice of Exercise and relevant information as to his or her status, (ii) evidence satisfactory to the Company to establish the validity of the transfer of the Option and compliance with any laws or regulations pertaining to said transfer, and (iii) written acceptance of the terms and conditions of the Option as contained herein.

9. Non-Transferable. The Option shall, during the lifetime of the Optionee, be exercisable only by the Optionee and shall not be transferable or assignable by the Optionee in whole or in part other than by will or the laws of descent and distribution. If the Optionee shall make any such purported transfer or assignment of the Option, such assignment shall be null and void and of no force or effect whatsoever.

10. Compliance with Securities and Other Laws. The Option may not be exercised and the Company shall not be obligated to deliver any certificates evidencing shares of Common Stock thereunder if the issuance of shares upon such exercise would constitute a violation of any applicable requirements of: (i) the Securities Act, (ii) the Securities Exchange Act of 1934, as amended, (iii) applicable state securities laws, (iv) any applicable listing requirement of any stock exchange on which the Company’s Common Stock is then listed, and (v) any other law or regulation applicable to the issuance of such shares. Nothing herein shall be construed to require the Company to register or qualify any securities under applicable federal or state securities laws, or take any action to secure an exemption from such registration and qualification for the issuance of any securities upon the exercise of the Option. Shares of Common Stock issued upon exercise of the Option shall include the following legends and such other legends as in the opinion of the Company’s counsel may be required by applicable federal, state and foreign securities laws:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE ACT”), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT

Silver Spring Networks, Inc.

Option Terms

Non-Statutory Stock Option Agreement

COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT.

THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER AGREEMENTS (INCLUDING CERTAIN REPURCHASE RIGHTS UPON TERMINATION OF SERVICES AS CONTAINED IN A NON-STATUTORY STOCK OPTION AGREEMENT AND IN THOSE STOCK OPTION TERMS INCORPORATED INTO SUCH STOCK OPTION AGREEMENT, DATED                     , A COPY OF WHICH IS ON FILE WITH THE COMPANY.

11. No Right to Continued Retention. Nothing contained in this Agreement or the Option shall: (i) confer upon the Optionee any right with respect to the continuance of his or her service relationship with the Company, or with any Parent or Subsidiary corporation of the Company, or (ii) limit in any way the right of the Company, or of any Parent or Subsidiary corporation, to terminate the Optionee’s service relationship at any time. Except to the extent the Company and the Optionee shall have otherwise agreed in writing or as provided by law or the Company’s charter documents, the Optionee’s service relationship shall be terminable by the Company (or by a Parent or Subsidiary, if applicable) at will.

12. Committee of the Board. In the event that the Plan is administered by a committee of the Board (the “Committee”), all references herein to the Board shall be construed to mean the Committee for the period(s) during which the Committee administers the Plan.

13. Option Subject to Terms of Plan. In addition to the provisions hereof, these Option Terms and the Option Agreement are governed by, and subject to the terms and conditions of, the Plan. The Optionee acknowledges receipt of a copy of the Plan (a copy of which is attached hereto as “Exhibit B”). The Optionee represents that he or she is familiar with the terms and conditions of the Plan, and hereby accepts the Option subject to all of the terms and conditions thereof, which terms and conditions shall control to the extent inconsistent in any respect with the provisions herein or in the Option Agreement. The Optionee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Board as to any questions arising under the Plan, these Option Terms or the Option Agreement.

14. Notices. All notices and other communications of any kind which either party to the Option Agreement may be required or may desire to serve on the other party to the Option Agreement in connection with the Option shall be in writing and may be delivered by personal service or by registered or certified mail, return receipt requested, deposited in the United States mail with postage thereon fully prepaid, addressed to the other party at the addresses indicated in the Option Agreement or as otherwise provided below. Service of any such notice or other communication so made by mail shall be deemed complete on the date of actual delivery as shown by the addressee’s registry or

Silver Spring Networks, Inc.

Option Terms

Non-Statutory Stock Option Agreement

certification receipt or at the expiration of the third (3rd) business day after the date of mailing, whichever is earlier in time. Either party may from time to time, by notice in writing served upon the other as aforesaid, designate a different mailing address or a different person to which such notices or other communications are thereafter to be addressed or delivered.

15. Further Assurances. The Optionee shall, upon request of the Company, take all actions and execute all documents requested by the Company which the Company deems to be reasonably necessary to effectuate the terms and intent of the Option and these Option Terms and, when required by any provision herein to transfer all or any portion of the Common Stock purchased hereunder to the Company (or its assignees), the Optionee shall deliver such Common Stock endorsed in blank or accompanied by Stock Assignments Separate from Certificate endorsed in blank, so that title thereto will pass by delivery alone. Any sale or transfer by the Optionee of the Common Stock to the Company (or its assignees) shall be made free of any and all claims, encumbrances, liens and restrictions of every kind, other than those imposed hereunder.

16. Successors. Except to the extent the same is specifically limited by the terms and provisions herein, the Option Agreement (as supplemented by the Plan and these Option Terms) is binding upon the Optionee and the Optionee’s successors, heirs and personal representatives, and upon the Company, its successors and assigns.

17. Termination or Amendment. Subject to the terms and conditions of the Plan, the Board may terminate or amend the Plan or the Option Agreement and these Option Terms at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion thereof without the consent of the Optionee.

18. Integrated Agreement. The Option Agreement, these Option Terms and the Plan constitute the entire understanding and agreement of the Optionee and the Company with respect to the subject matter contained therein, and there are no agreements, understandings, restrictions, representations, or warranties between the Optionee and the Company other than those set forth or provided therein. To the extent contemplated therein, the provisions herein shall survive any exercise of the Option and shall remain in full force and effect.

19. Other Miscellaneous Terms. Titles and captions contained herein are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of these Option Terms or the intent of any provision hereof. The Option Agreement, these Option Terms and the Plan shall be governed by and construed in accordance with the laws of the State of California, irrespective of its choice of law principles.

20. Independent Tax Advice. The Optionee agrees that he or she has obtained or will obtain the advice of independent tax counsel (or has determined not to obtain such advice, having had adequate opportunity to do so) regarding the federal and state income tax consequences of the receipt and exercise of the Option and of the disposition of Common Stock acquired upon exercise of the Option, including advice regarding the imposition of the alternative minimum tax which may result from items of tax preference, such as that generated in certain cases by exercise of incentive stock

Silver Spring Networks, Inc.

Option Terms

Non-Statutory Stock Option Agreement

options, and regarding holding period requirements for preferential tax treatment. The Optionee acknowledges that he or she has not relied and will not rely upon any advice or representation by the Company or by its representatives with respect to the tax treatment of the Option.

21. Independent Contractor: Indemnity by the Optionee. The Optionee agrees that in performing services for the Company, the Optionee is acting as an independent contractor. As such, the Optionee waives any claim of rights to payment by the Company of Social Security Taxes, Income Tax Withholding, Worker’s Compensation, Unemployment Compensation, or like benefits normally afforded employees of the Company and agrees that Optionee alone shall be responsible for paying said obligations.

Silver Spring Networks, Inc.

Option Terms

Non-Statutory Stock Option Agreement

SCHEDULE OF EXHIBITS

Exhibit A:	Form of Notice of Exercise and Investment Representation Statement for Non-Statutory Stock Option Agreement

Exhibit B:	Stock Option Plan

EXHIBIT A

SILVER SPRING NETWORKS, INC.

FORM OF NOTICE OF EXERCISE

AND INVESTMENT REPRESENTATION STATEMENT FOR

NON-STATUTORY STOCK OPTION AGREEMENT

Silver Spring Networks, Inc.

2755 Campus Drive, Suite 205

San Mateo, CA 94403

Attention: Corporate Secretary

Re:	Notice of Exercise of Stock Option

Ladies and Gentlemen:

I hereby exercise, as of                      , 20    , my stock option (granted                     ) to purchase                     shares (the “Option Shares”) of the Common Stock of Silver Spring Networks, Inc., a Delaware corporation (the “Company”). Payment of the option price of $        is attached to this notice.

As a condition to this notice of exercise, I hereby make the following representations and agreements:

Investment Representation Statement.

1. I am purchasing the Option Shares for investment for my own account only and not with a view to, or for resale in connection with, any “distribution” thereof. I am aware of the Company’s business affairs and financial condition and have had access to such information about the Company as I have deemed necessary or desirable to reach an informed and knowledgeable decision to acquire the Option Shares.

2. I understand that the Option Shares have not been registered under the Securities Act of 1933, as amended (the “Act”), or qualified or registered under the blue sky law of any state (the “Law”), by reason of specific exemptions therefrom, which exemptions depend upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission (the “Commission”), the statutory basis for one such exemption may not exist if my representation means that my present intention is to hold the Option Shares for a minimum capital gains period under the tax laws, for a deferred sale, for a market rise, for a sale if the market does not rise, or for a year or any other fixed period in the future.

Non-Statutory Stock Option Agreement

Exhibit “A”

3. I acknowledge and agree that the Option Shares are restricted securities which must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. I further acknowledge and understand that the Company is under no obligation to register the Option Shares.

4. I am aware of the adoption of Rule 144 by the Commission, which permits limited public resale of securities acquired in a non-public offering, subject to the satisfaction of certain conditions, including, among other things, the availability of certain current public information about the issuer, the passage of not less than one (1) year after the holder has purchased and paid for the securities to be sold, effectuation of the sale on the public market through a broker in an unsolicited “brokers’ transaction” or to a “market maker,” and compliance with specified limitations on the amount of securities to be sold (generally, one percent (1%) of the total amount of common stock outstanding) during any three (3)-month period, except that such conditions need not be met by a person who is not an affiliate of the Company at the time of sale and has not been an affiliate for the preceding three (3) months if the securities to be sold have been beneficially owned by such person for at least two (2) years prior to their sale.

5. I understand that the Company currently does not, and at the time I wish to sell the Option Shares may not, satisfy the current public information requirement of Rule 144 and, consequently, I may be precluded from selling the Option Shares under Rule 144 even if the one (1)-year minimum holding period has been satisfied.

6. I further understand that if all of the requirements of Rule 144 are not met, compliance with Regulation A or some other exemption from registration will be required; and that, although Rule 144 is not exclusive, the Staff of the Commission has expressed its opinion that persons proposing to sell restricted securities other than in a registered offering and other than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in such transactions do so at their own risk.

7. I further understand that the certificate(s) representing the Option Shares, whether upon initial issuance or any transfer thereof, shall bear on their reverse legends, prominently stamped or printed thereon in capital letters, reading as follows:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT.

Non-Statutory Stock Option Agreement

Exhibit “A”

THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER AGREEMENTS (INCLUDING CERTAIN REPURCHASE RIGHTS UPON TERMINATION OF SERVICE AS A DIRECTOR) CONTAINED IN A STOCK OPTION AGREEMENT AND IN THOSE STOCK OPTION TERMS INCORPORATED INTO SUCH STOCK OPTION AGREEMENT, DATED             , A COPY OF WHICH IS ON FILE WITH THE COMPANY.

8. I further understand that I may suffer adverse tax consequences as a result of my purchase or disposition of the Option Shares. I represent that I have consulted with any tax consultant(s) I deem advisable in connection with the purchase or disposition of the Option Shares and that I am not relying on the Company for any tax advice.

The undersigned hereby acknowledges receipt and entry into a Subscription Agreement for the Option Shares as of the date hereof.

IN WITNESS WHEREOF, the undersigned has executed this Notice of Exercise as of the date set forth below.

Signed:

Print Name:

Social Security No.:

Address:

Dated:

EXHIBIT B

STOCK OPTION PLAN

THE SECURITY REPRESENTED BY THIS AGREEMENT HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SILVER SPRING NETWORKS, INC.

NON-STATUTORY STOCK OPTION AGREEMENT

OPTION TERMS

(Exercisable Immediately)

(Change of Control Provisions)

THESE OPTION TERMS (“Option Terms”) ARE INCORPORATED INTO THAT CERTAIN NON-STATUTORY STOCK OPTION AGREEMENT (“Option Agreement”), by and between Silver Spring Networks, Inc., a Delaware corporation (the “Company”), and the optionee named in the Option Agreement (the “Optionee”) and dated on the “Date of Grant” set forth therein.

R E C I T A L S

A. The Company has adopted and implemented its 2003 Stock Option Plan (the “Plan”) permitting the grant of stock options to directors, consultants and other independent contractors (including members of the Company’s Board of Directors who are not employees of the Company and its Parent and Subsidiary corporations (as hereinafter defined), some of which are intended to be non-statutory stock options in that they do not qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), to purchase shares of the authorized but unissued Common Stock of the Company (“Common Stock”). The par value of the Company’s Common Stock is as set forth in the Option Agreement.

B. The Board of Directors (or a duly authorized committee thereof) of the Company (in either case, referred to herein as the “Board”) has authorized the granting of a non-statutory stock option to the Optionee, thereby allowing the Optionee to acquire an ownership interest (or increase his or her ownership interest) in the Company.

O P T I O N    T E R M S

1. Grant of Stock Option. As set forth in the Option Agreement, the Company has granted to the Optionee a non-transferable and non-assignable option to purchase the number of shares of the Company’s Common Stock at the exercise price set forth in the Option Agreement as adjusted and upon the terms and conditions set forth herein (such purchase right being sometimes referred to herein as the “Option”).

Silver Spring Networks, Inc.

Option Terms

Non-Statutory Stock Option Agreement

2. Term and Type of Option. Unless earlier terminated in accordance with Section 7 or 8.2 hereof, the Option and all rights of the Optionee to purchase Common Stock thereunder shall expire with respect to all of the shares then subject hereto at 5:00 p.m. Pacific time on the expiration date set forth in the Option Agreement (the “Expiration Date”). The Option is a non-statutory stock option in that it is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code. Accordingly, Optionee understands that under current law, he or she will recognize ordinary income for federal income tax purposes upon exercise of this Option in an amount equal to the excess (if any) of the fair market value of the shares of Common Stock so purchased (determined (i) as of the date of such exercise to the extent (A) the shares are then “Vested Shares” as defined in Section 4.2.1 below or (B) Optionee has made a timely election under Section 83(b) of the Internal Revenue Code, or (ii) as of each date following such exercise as and when shares first become Vested Shares) over the exercise price paid for such shares. Optionee further understands that Optionee must satisfy all applicable federal, state, local and foreign income and employment tax withholding requirements at the date of exercise.

3. Option Immediately Exercisable. Subject to the remaining provisions herein, the Option shall be exercisable in full or in part at any time after the date hereof and prior to the Expiration Date (or any earlier termination of the Option as provided herein). Except as provided in Section 7, in order to exercise the Option, the Optionee must be and remain in a service relationship with the Company, or with any parent or subsidiary corporation of the Company (as defined in Internal Revenue Code Section 424(e) and (f)) a “Parent corporation” and “Subsidiary corporation,” respectively), during the entire period commencing with the Date of Grant and ending on the date of any exercise of the Option. For purposes hereof “service relationship” shall mean being a duly elected, acting corporate director, or an independent contractor or employee. Except as otherwise expressly provided herein, the Optionee’s services to the Company shall be deemed to have terminated upon an actual termination of such service relationship and when any Parent or Subsidiary corporation of the Company ceases to have such relationship with the Company. Any references herein to the Optionee’s service relationship with the Company shall be deemed to also refer to the Optionee’s service relationship with any such Parent or subsidiary corporation of the Company, as applicable.

3.1 Overriding Limitation on Time for Exercise. Notwithstanding any other provisions herein providing for a longer time to exercise, the Option may not be exercised after the expiration of ten (10) years from the Date of Grant.

4. Restrictions on “Non-Vested Shares.”

4.1 Obligation to Resell Non-Vested Shares.

4.1.1 Repurchase Right Accrues Upon Optionee’s Termination of Service Relationship. On the termination of the Optionee’s service relationship with the Company, whether by reason of the Optionee’s voluntary resignation, failure to be re-elected, removal or other involuntary termination (with or without cause), or under any other circumstances, the Company (and its assignees as provided in Section 4.2.4 below) shall have the option to repurchase from the Optionee, and the Optionee shall be obligated to sell to the Company (and to its assignees pursuant to Section 4.2.4 below) all or any

2

Silver Spring Networks, Inc.

Option Terms

Non-Statutory Stock Option Agreement

portion of the shares of the Common Stock which at the date of the termination of the Optionee’s service relationship with the Company are “Non-Vested Shares” (as defined hereinbelow) at the lower of the Exercise Price or then current fair market value stated in the Option Agreement.

4.1.2 Repurchase Procedure. The Company shall within forty-five (45) days after the later of (i) the termination or expiration of exercisability of the Option or (ii) the date of any termination of the Optionee’s service relationship with the Company, give written notice to the Optionee or to the Optionee’s representative, as the case may be, specifying the number of Non-Vested Shares which the Company (or its assignees) is electing to repurchase hereunder, and the place and time (which in no event shall be later than forty-five (45) days from the date of such notice) of the closing of such repurchase, and the Optionee shall deliver any certificates in the Optionee’s possession representing Non-Vested Shares to the Company prior to such time.

4.2 Vesting Schedule.

4.2.1 Non-Vested Shares. The percentage of the shares covered by the Option which shall be “Non-Vested Shares” shall be determined as set forth in the Option Agreement. All shares that are Non-Vested Shares on the date of termination of Optionee’s service relationship with the Company shall retain that status irrespective of the passage of time. Any reference herein to “Vested Shares” shall mean those shares under the Option which are no longer Non-Vested Shares.

4.2.2 Agreement Binds all Securities that May Be Issued. If, after the date of issuance of the Common Stock to the Optionee upon exercise of the Option, the Company shall issue any additional shares of its Common Stock to holders of Common Stock by way of dividend or stock split or other distribution, or if there is a reclassification of the Common Stock of the Company, or if any shares of capital stock or other securities of the Company or of any other corporation are issued in exchange for, or with respect to, the Common Stock issued hereunder pursuant to any recapitalization, merger, sale of assets, liquidation or other reorganization (collectively, “Reorganization”), regardless of whether the Company shall survive such Reorganization, all of such shares of Common Stock, capital stock and other securities shall be considered to be additional shares acquired by the Optionee under the Option and shall be ratably subject to all provisions herein (including, without limitation, this Section 4) as if they had been issued to the Optionee hereunder.

4.2.3 Repurchase Price. The repurchase price under this Section 4 shall be the Exercise Price for each Non-Vested Share being repurchased by the Company (or its assignees), reasonably and ratably adjusted for any stock split, stock dividend or Reorganization. Payment for all shares of Non-Vested Shares repurchased under this Section 4 shall be made by cancellation of the Optionee’s indebtedness to the Company (if any) or by cash or Company check.

4.2.4 Assignability of Company’s Rights. The Company may at any time transfer and assign its rights and delegate its obligations under this Section 4 to any other person, corporation, firm or entity, including its officers, directors or shareholders, with or without consideration.

3

Silver Spring Networks, Inc.

Option Terms

Non-Statutory Stock Option Agreement

4.2.5 Prohibition on Transfers of Non-Vested Shares. In addition to the restrictions on transfer set forth elsewhere herein and in the Notice of Exercise and Investment Representation Statement attached hereto as “Exhibit A” (the “Notice of Exercise”), the Optionee agrees that neither the Optionee nor the Optionee’s heirs, successors and assigns will have any right or power under any circumstances to sell, transfer (with or without consideration), pledge, assign, hypothecate or dispose of (collectively, “Disposition”) any Non-Vested Shares or any interest therein, except to the Company (or its assigns as designated in writing to the Optionee). Any attempted Disposition in breach of this Section 4.2.5 shall be null and void and of no force or effect whatsoever.

4.2.6 Retention by Company of Certificates Evidencing Non-Vested Shares. Each stock certificate evidencing, in whole or in part, Non-Vested Shares issued to the Optionee hereunder shall be immediately redelivered by the Optionee to the Company, together with collateral instruments of transfer executed in blank and, if requested by the Company, instructions in form provided by the Company, to be held by the Company until such time as such shares are no longer Non-Vested Shares hereunder. After the shares have become Vested Shares hereunder, the Company shall, from time to time within sixty (60) days from the date of receipt of the Optionee’s written request therefor, deliver or cause to be delivered to the Optionee stock certificates evidencing those shares covered by the Option which are at that time Vested Shares hereunder.

4.2.7 Change of Control. In the event of a Change of Control (as defined below, the percent of the Non-Vested Shares purchasable under the Option specified in the Option Agreement shall immediately become Vested Shares as of the consummation of such Change of Control. The vesting that was permissible solely by reason of this Section shall be conditioned upon the consummation of the Change of Control. “Change of Control” shall be deemed to have occurred in the event any of the following occurs with respect to the Company:

4.2.7.1 the direct or indirect sale or exchange by the stockholders of the Company of all or substantially all of the stock of the Company where the stockholders of the Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such sale or exchange;

4.2.7.2 a merger or consolidation in which the Company is not the surviving corporation, other than (i) a merger or consolidation in which the stockholders of the Company before such merger or consolidation retain directly or indirectly, at least a majority of the voting stock of the surviving corporation or the parent corporation of the surviving corporation and the Option is assumed or substituted by the surviving corporation which assumption or substitution shall be binding on Optionee, or (ii) a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company and the Option is assumed or substituted by the surviving, continuing, successor or parent corporation, which assumption or substitution shall be binding on the Optionee;

4.2.7.3 a merger or consolidation in which the Company is the surviving corporation where the stockholders of the Company before such merger or consolidation do not retain, directly or indirectly, at least a majority of the voting stock of the Company after such merger or consolidation;

4

Silver Spring Networks, Inc.

Option Terms

Non-Statutory Stock Option Agreement

4.2.7.4 the sale, exchange, or transfer of all or substantially all of the assets of the Company other than a sale, exchange, or transfer to one (1) or more subsidiaries of the Company; and

4.2.7.5 a liquidation or dissolution of the Company.

5. Right of First Refusal Applicable to Vested Shares. The Optionee and successors-in-interest to Optionee shall not sell, assign, pledge or in any manner transfer any of the Vested Shares of the Common Stock purchased hereunder (Non-Vested Shares being subject to the absolute prohibition on transfers under Section 4.2.5 above), or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise, except for a transfer which meets the requirements hereinafter set forth.

5.1 Notice of Proposed Sale. If the Optionee desires to sell or otherwise transfer any of his or her Vested Shares of Common Stock, the Optionee shall first give written notice thereof to the Company. The notice shall name the proposed transferee, describe the relationship of such proposed transferee to Optionee and state the number of Vested Shares to be transferred, the proposed consideration and all other material terms and conditions of the proposed transfer.

5.2 Option of Company to Repurchase.

5.2.1 Repurchase Price. For forty-five (45) days following receipt of such notice, the Company (and its assignees as provided in Section 5.3 below) shall have the option to elect to purchase some or all of the shares specified in the notice at the price and upon the terms set forth in such notice; provided that if the terms of payment set forth in the Optionee’s notice were other than cash against delivery, the Company (or its assignees) shall pay in cash or by check for said shares equal to the fair market value thereof as determined in good faith by the Board.

5.2.2 Arbitration of Valuation Dispute. Notwithstanding the foregoing, in the event that the Optionee disagrees with the determination of fair market value by the Board, the Optionee shall have the right to have such fair market value determined by arbitration in accordance with the rules of the American Arbitration Association. The arbitration shall be held in the county in which the Company has its executive offices. The cost of arbitration shall be borne in equal shares by the Company and the Optionee.

5.2.3 Exercise of Repurchase Option. In the event the Company (or its assignees) elects to purchase some or all of such shares, it shall give written notice to the Optionee of its election and settlement for such purchase of shares shall be made as provided below in Section 5.4.

5.3 Assignability of Company’s Rights Hereunder. The Company may at any time transfer and assign its rights and delegate its obligations under this Section 5 to any other person, corporation, firm or entity, including its officers, directors or shareholders, with or without consideration.

5

Silver Spring Networks, Inc.

Option Terms

Non-Statutory Stock Option Agreement

5.4 Closing of Company Repurchase. In the event the Company (or its assignees) elects to acquire some or all of the shares of the Optionee as specified in the Optionee’s notice, the Secretary of the Company shall so notify the Optionee within forty-five (45) days after receipt of the Optionee’s notice, and settlement thereof shall be made by cash or Company check not later than forty-five (45) days after the date the Secretary of the Company gives the Optionee notice of the Company’s election.

5.5 Transferred Shares Remain Subject to Restrictions. In the event the Company (or its assignees) does not elect to acquire all of the Vested Shares specified in the Optionee’s notice, the Optionee may, within the sixty (60) day period following the expiration of the forty-five (45) day period for electing to exercise the purchase rights granted to the Company (and its assignees) in Section 5.2, transfer the number of Vested Shares in the manner specified in his or her notice. In that event, the transferee, assignee or other recipient shall, as a condition of the transfer of ownership, receive and hold such shares subject to the provisions of this Section 5 (and also subject to any other applicable provisions hereof) and shall execute such documentation as may be requested by the Company, including, but not limited to, an investment representation letter containing provisions similar to those set forth in the Notice of Exercise.

5.6 Exceptions to First Refusal Rights. Anything to the contrary contained herein notwithstanding, the transactions set forth below in Section 5.6.1 shall be exempt from the provisions of this Section 5 (provided that the transferee shall first agree in writing, satisfactory to the Company, to be bound by the terms and provisions of Sections 5, 6, 11, and 14-21 hereof).

5.6.1 Transfer to Family Member. The Optionee’s transfer of any or all Vested Shares held subject to the Option (either during the Optionee’s lifetime or on death by will or the laws of intestacy) to the Optionee’s “Immediate Family,” as herein defined, or to any custodian or trustee for the account of the Optionee or his or her Immediate Family. “Immediate Family” as used herein shall mean the spouse, lineal descendants, father, mother, brother, sister, niece or nephew of the Optionee.

5.7 Waivers by the Company. The provisions of this Section 5 may be waived by the Company with respect to any transfer proposed by the Optionee only by duly authorized action of its Board.

5.8 Unauthorized Transfers Void. Any sale or transfer, or purported sale or transfer, of the Vested Shares of Common Stock subject to the Option shall be null and void unless the terms, conditions and provisions of this Section 5 are strictly satisfied.

5.9 Termination of First Refusal Right. The foregoing right of first refusal shall terminate upon the earlier of:

5.9.1 Public Offering. The date equity securities of the Company are first offered and sold to the public generally pursuant to a registration statement filed with, and declared effective by, the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”); or

6

Silver Spring Networks, Inc.

Option Terms

Non-Statutory Stock Option Agreement

5.9.2 Acquisition of the Company. Immediately prior to the acquisition of all or substantially all of the business and assets of the Company by an unaffiliated third party (as determined by the Board), whether by merger, sale of outstanding stock or of the Company’s assets, or otherwise, where no express provision is made for the assignment and continuation of the Company’s rights hereunder by a new or successor corporation.

6. Agreement to Lock-Up in the Event of Public Offering. In the event of a public offering of the Company’s Common Stock pursuant to a registration statement declared effective by the SEC, the Employee agrees not to sell, sell short, grant any option to buy or otherwise dispose of the shares of Common Stock purchased pursuant to the Option (except for any such shares which may be included in the registration) for a period of up to one hundred eighty (180) days following the consummation of such offering, which period may be extended upon the request of the managing underwriter, to the extent required by any rules of the securities exchange or trading system on which the Company’s securities are listed, for an additional period of up to 34 days if the Company issues or proposes to issue an earnings or other public release within 18 days of the expiration of the 180-day lockup period. The Company may impose stop-transfer instructions with respect to the shares of the Common Stock subject to the foregoing restriction until the end of said period. The Employee shall be subject to this Section 5 provided and only if the officers and directors of the Company are also subject to similar arrangements.

7. Rights on Termination of Service Relationship. Upon the termination of the Optionee’s service relationship with the Company (and with any Parent or Subsidiary corporation of the Company), the Optionee’s right to exercise the Option shall be limited in the manner set forth in this Section 7 (and the Option shall terminate in the event not so exercised), and shall also be subject to the limitation provided in Section 3.

7.1 Death. If the Optionee’s service relationship is terminated because of the death of the Optionee, the Optionee’s estate may, for a period of twelve (12) months following the date of such termination, exercise the Option to the extent that the shares under the Option are Vested Shares on the date of such termination. The Optionee’s estate shall mean the Optionee’s legal representative upon death or any person who acquires the right to exercise the Option by reason of such death in accordance with Section 9.2.

7.2 Disability. If the Optionee’s service relationship with the Company is terminated because of a disability, the Optionee may, within twelve (12) months following the date of such termination, exercise the Option to the extent that shares under the Option are Vested Shares on the date of such termination unless the Optionee dies prior to the expiration of such period, in which event the Optionee shall be treated as though his or her death occurred on the date of termination due to such disability and the provisions of Section 7.1 shall apply.

7.3 Termination For Cause. If the Optionee’s employment is terminated for cause, the Option shall expire on Optionee’s termination date or at such later time and on such conditions as determined by the Board. For purposes of this paragraph, “cause” shall be defined as the willful breach or habitual neglect of the duties which Optionee is required to perform by the Company, or any act of

7

Silver Spring Networks, Inc.

Option Terms

Non-Statutory Stock Option Agreement

dishonesty, fraud, misrepresentation or other acts of moral turpitude as would prevent the effective performance of Optionee’s duties.

7.4 Other Termination. If the Optionee’s service relationship is terminated for any reason other than provided in Sections 7.1 7.2 or 7.3 above, the Optionee or the Optionee’s estate may, within three (3) months after the date of the Optionee’s termination, exercise the Option to the extent shares purchasable under the Option are Vested Shares on the date of such termination unless the Optionee dies prior to the end of such three (3) month period, in which event the Optionee shall be treated as though the Employee had died on the date of termination and the provisions of Section 7.1 hereof shall apply.

7.5 Transfer to Related Corporation. In the event the Optionee severs his or her service relationship with the Company to enter a service relationship with any Parent or Subsidiary corporation of the Company or if the Optionee leaves a service relationship with any such Parent or Subsidiary corporation to enter a service relationship with the Company or of another such Parent or Subsidiary corporation of the Company, the Optionee shall be deemed to continue his or her service relationship with the Company for all purposes of the Option.

7.6 Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above is prevented because the issuance of shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities law or other law or regulation, the Option shall remain exercisable as to Vested Shares at the date of termination of Optionee’s service relationship until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the expiration of ten (10) years from the Date of Grant. The Company makes no representation as to the tax consequences of any such delayed exercise. The Optionee should consult with the Optionee’s own tax advisor as to the tax consequences to the Optionee’s of any such delayed exercise.

7.7 Extension if Optionee is Subject to Section 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods for exercise of the Option set forth in Section 7 of shares acquired upon the exercise of the Option would subject the Optionee to liability under Section 16(b) of the Securities Exchange Act of 1934, as amended, the Option shall remain exercisable as to Vested Shares at Optionee’s date of termination of Optionee’s service relationship until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such liability, (ii) the one hundred ninetieth (190th) day after the termination of Optionee’s service relationship, or (iii) the Expiration Date.

8. Adjustments upon Changes in Capitalization or Merger.

8.1 Stock Splits and Similar Events; Reclassifications. The number of shares of Common Stock covered by the Option and the exercise price thereof shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or combination of such shares or the payment of a stock dividend (but only on the

8

Silver Spring Networks, Inc.

Option Terms

Non-Statutory Stock Option Agreement

Common Stock) or a recapitalization or any other increase or decrease in the number of such outstanding shares of Common Stock effected without receipt of consideration by the Company; provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” In the event that the shares of Common Stock covered by the Option are reclassified by the Company, other than pursuant to a transaction described in Section 8.2, then the Option shall apply to the appropriate number of shares of newly classified Common Stock designated by the Board.

8.2 Mergers and Acquisitions. If the Company shall be a constituent corporation in any merger or consolidation which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning, directly or indirectly, at least a majority of the beneficial interest in the outstanding voting securities of the surviving corporation or its Parent corporation (determined immediately after such merger or consolidation), the Option shall pertain and apply to the securities or other property to which a holder of the number of shares subject to the unexercised portion of the Option would have been entitled. Any of (i) a dissolution or liquidation of the Company; (ii) a sale of all or substantially all of the Company’s business and assets; or (iii) a merger or consolidation (in which the Company is a constituent corporation) which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning, directly or indirectly, less than a majority of the beneficial interest in the outstanding voting securities of the surviving corporation or its Parent corporation (determined immediately after such merger or consolidation) will cause the Option to terminate immediately prior to such merger or consolidation.

8.3 Board’s Determination Final and Binding Upon the Optionee. To the extent that the foregoing adjustments in this Section 8 relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. The Company agrees to give notice of any such adjustment to the Optionee; provided, however, that any such adjustment shall be effective and binding for all purposes hereof whether or not such notice is given or received.

8.4 No Rights Except as Expressly Stated. Except as hereinabove expressly provided in this Section 8, no additional rights shall accrue to the Optionee by reason of any subdivision or combination of shares of the capital stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or of stock of another corporation, and any issue by the Company of shares of stock of any class or of securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of shares subject to the Option. Neither the Optionee nor any person claiming under or through the Optionee shall be, or have any of the rights or privileges of, a shareholder of the Company in respect of any of the shares issuable upon the exercise of the Option, unless and until the Option is properly and lawfully exercised and a certificate representing the shares so purchased is duly issued and delivered to the Optionee or to his or her estate.

8.5 No Limitations on Company’s Discretion. The grant of the Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications,

9

Silver Spring Networks, Inc.

Option Terms

Non-Statutory Stock Option Agreement

reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

9. Manner of Exercise.

9.1 General Instructions for Exercise. The Option shall be exercised by the Optionee by completing, executing and delivering to the Company the Notice of Exercise specifying the number of shares of Common Stock which the Optionee elects to purchase. The Company’s obligation to deliver shares upon the exercise of the Option shall be subject to the Optionee’s satisfaction of all applicable federal, state, local and foreign income and employment tax withholding requirements, if any. Upon receipt of such Notice of Exercise and of payment of the purchase price (and payment of applicable taxes as provided above), the Company shall, as soon as reasonably possible and subject to all other provisions hereof, deliver certificates for the shares of Common Stock so purchased, registered in the Optionee’s name or in the name of his or her legal representative (if applicable). Payment of the purchase price upon any exercise of the Option shall be made by check acceptable to the Company or in cash; provided, however, that the Board may, in its sole and absolute discretion, accept any other legal consideration to the extent permitted under applicable laws and the Plan.

9.2 Exercise Procedure After Death. To the extent exercisable after the Optionee’s death, the Option shall be exercised only by the Optionee’s executor(s) or administrator(s) or the person or persons duly authorized, or to whom the Option is transferred under the Optionee’s will, or, if the Optionee shall fail to make testamentary disposition of the Option, under the applicable laws of descent and distribution. Any such transferee exercising the Option must furnish the Company with (i) written Notice of Exercise and relevant information as to his or her status, (ii) evidence satisfactory to the Company to establish the validity of the transfer of the Option and compliance with any laws or regulations pertaining to said transfer, and (iii) written acceptance of the terms and conditions of the Option as contained herein.

10. Non-Transferable. The Option shall, during the lifetime of the Optionee, be exercisable only by the Optionee and shall not be transferable or assignable by the Optionee in whole or in part other than by will or the laws of descent and distribution. If the Optionee shall make any such purported transfer or assignment of the Option, such assignment shall be null and void and of no force or effect whatsoever.

11. Compliance with Securities and Other Laws. The Option may not be exercised and the Company shall not be obligated to deliver any certificates evidencing shares of Common Stock thereunder if the issuance of shares upon such exercise would constitute a violation of any applicable requirements of: (i) the Securities Act, (ii) the Securities Exchange Act of 1934, as amended, (iii) applicable state securities laws, (iv) any applicable listing requirement of any stock exchange on which the Company’s Common Stock is then listed, and (v) any other law or regulation applicable to the issuance of such shares. Nothing herein shall be construed to require the Company to register or qualify any securities under applicable federal or state securities laws, or take any action to secure an exemption from such registration and qualification for the issuance of any securities upon the exercise of the Option. Shares of Common Stock issued upon exercise of the Option shall include the following legends and

10

Silver Spring Networks, Inc.

Option Terms

Non-Statutory Stock Option Agreement

such other legends as in the opinion of the Company’s counsel may be required by applicable federal, state and foreign securities laws:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE ACT”), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT.

THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER AGREEMENTS (INCLUDING CERTAIN REPURCHASE RIGHTS UPON TERMINATION OF SERVICES AS CONTAINED IN A NON-STATUTORY STOCK OPTION AGREEMENT AND IN THOSE STOCK OPTION TERMS INCORPORATED INTO SUCH STOCK OPTION AGREEMENT, DATED                     , A COPY OF WHICH IS ON FILE WITH THE COMPANY.

12. No Right to Continued Retention. Nothing contained in this Agreement or the Option shall: (i) confer upon the Optionee any right with respect to the continuance of his or her service relationship with the Company, or with any Parent or Subsidiary corporation of the Company, or (ii) limit in any way the right of the Company, or of any Parent or Subsidiary corporation, to terminate the Optionee’s service relationship at any time. Except to the extent the Company and the Optionee shall have otherwise agreed in writing or as provided by law or the Company’s charter documents, the Optionee’s service relationship shall be terminable by the Company (or by a Parent or Subsidiary, if applicable) at will.

13. Committee of the Board. In the event that the Plan is administered by a committee of the Board (the “Committee”), all references herein to the Board shall be construed to mean the Committee for the period(s) during which the Committee administers the Plan.

14. Option Subject to Terms of Plan. In addition to the provisions hereof, these Option Terms and the Option Agreement are governed by, and subject to the terms and conditions of, the Plan. The Optionee acknowledges receipt of a copy of the Plan (a copy of which is attached hereto as “Exhibit B”). The Optionee represents that he or she is familiar with the terms and conditions of the Plan, and hereby accepts the Option subject to all of the terms and conditions thereof, which terms and conditions shall control to the extent inconsistent in any respect with the provisions herein or in the Option Agreement. The Optionee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Board as to any questions arising under the Plan, these Option Terms or the Option Agreement.

11

Silver Spring Networks, Inc.

Option Terms

Non-Statutory Stock Option Agreement

15. Notices. All notices and other communications of any kind which either party to the Option Agreement may be required or may desire to serve on the other party to the Option Agreement in connection with the Option shall be in writing and may be delivered by personal service or by registered or certified mail, return receipt requested, deposited in the United States mail with postage thereon fully prepaid, addressed to the other party at the addresses indicated in the Option Agreement or as otherwise provided below. Service of any such notice or other communication so made by mail shall be deemed complete on the date of actual delivery as shown by the addressee’s registry or certification receipt or at the expiration of the third (3rd) business day after the date of mailing, whichever is earlier in time. Either party may from time to time, by notice in writing served upon the other as aforesaid, designate a different mailing address or a different person to which such notices or other communications are thereafter to be addressed or delivered.

16. Further Assurances. The Optionee shall, upon request of the Company, take all actions and execute all documents requested by the Company which the Company deems to be reasonably necessary to effectuate the terms and intent of the Option and these Option Terms and, when required by any provision herein to transfer all or any portion of the Common Stock purchased hereunder to the Company (or its assignees), the Optionee shall deliver such Common Stock endorsed in blank or accompanied by Stock Assignments Separate from Certificate endorsed in blank, so that title thereto will pass by delivery alone. Any sale or transfer by the Optionee of the Common Stock to the Company (or its assignees) shall be made free of any and all claims, encumbrances, liens and restrictions of every kind, other than those imposed hereunder.

17. Successors. Except to the extent the same is specifically limited by the terms and provisions herein, the Option Agreement (as supplemented by the Plan and these Option Terms) is binding upon the Optionee and the Optionee’s successors, heirs and personal representatives, and upon the Company, its successors and assigns.

18. Termination or Amendment. Subject to the terms and conditions of the Plan, the Board may terminate or amend the Plan or the Option Agreement and these Option Terms at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion thereof without the consent of the Optionee.

19. Integrated Agreement. The Option Agreement, these Option Terms and the Plan constitute the entire understanding and agreement of the Optionee and the Company with respect to the subject matter contained therein, and there are no agreements, understandings, restrictions, representations, or warranties between the Optionee and the Company other than those set forth or provided therein. To the extent contemplated therein, the provisions herein shall survive any exercise of the Option and shall remain in full force and effect.

20. Other Miscellaneous Terms. Titles and captions contained herein are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of these Option Terms or the intent of any provision hereof. The Option Agreement, these Option Terms and the Plan shall be governed by and construed in accordance with the laws of the State of California, irrespective of its choice of law principles.

12

Silver Spring Networks, Inc.

Option Terms

Non-Statutory Stock Option Agreement

21. Independent Tax Advice. The Optionee agrees that he or she has obtained or will obtain the advice of independent tax counsel (or has determined not to obtain such advice, having had adequate opportunity to do so) regarding the federal and state income tax consequences of the receipt and exercise of the Option and of the disposition of Common Stock acquired upon exercise of the Option, including advice regarding the imposition of the alternative minimum tax which may result from items of tax preference, such as that generated in certain cases by exercise of incentive stock options, and regarding holding period requirements for preferential tax treatment. The Optionee acknowledges that he or she has not relied and will not rely upon any advice or representation by the Company or by its representatives with respect to the tax treatment of the Option.

13

SCHEDULE OF EXHIBITS

Exhibit A:	Form of Notice of Exercise and Investment Representation Statement for Non-Statutory Stock Option Agreement

Exhibit B:	Stock Option Plan

EXHIBIT A

SILVER SPRING NETWORKS, INC.

NOTICE OF EXERCISE AND

INVESTMENT REPRESENTATION STATEMENT FOR

NON-STATUTORY STOCK OPTION AGREEMENT

Silver Spring Networks, Inc.

Attn: Corporate Secretary

Re:	Notice of Exercise of Stock Option

Ladies and Gentlemen:

I hereby exercise, as of [DATE OF EXERCISE], my option to purchase [NUMBER OF SHARES TO BE EXERCISED] of the [TOTAL NUMBER OF OPTION GRANT SHARES] shares granted to me on [DATE OF OPTION GRANT] (the “Option Shares”) to purchase Common Stock of Silver Spring Networks, Inc., a Delaware corporation (the “Company”) at [PURCHASE PRICE PER SHARE] per share. Payment of the option price of [PURCHASE PRICE] is attached to this notice.

As a condition to this notice of exercise, I hereby make the following representations and agreements:

Investment Representation Statement.

1.

I am purchasing the Option Shares for investment for my own account only and not with a view to, or for resale in connection with, any “distribution” thereof. I am aware of the Company’s business affairs and financial condition and have had access to such information about the Company as I have deemed necessary or desirable to reach an informed and knowledgeable decision to acquire the Option Shares.

2.

I understand that the Option Shares have not been registered under the Securities Act of 1933, as amended (the “Act”), or qualified or registered under the blue sky law of any state (the “Law”), by reason of specific exemptions therefrom, which exemptions depend upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission (the “Commission”), the statutory basis for one such exemption may not exist if my representation means that my present intention is to hold the Option Shares for a minimum capital gains period under the tax laws, for a deferred sale, for a market rise, for a sale if the market does not rise, or for a year or any other fixed period in the future. I acknowledge and agree that the Option Shares are restricted securities which must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. I further acknowledge and understand that the Company is under no obligation to register the Option Shares.

3.

I am aware of the adoption of Rule 144 by the Commission, which permits limited public resale of securities acquired in a non-public offering, subject to the satisfaction of certain conditions, including, among other things, the availability of certain current public information about the issuer, the passage of not less than six (6) months after the holder has purchased and paid for the securities to be sold, effectuation of the sale on the public market through a broker in an unsolicited “brokers’ transaction” or to a “market maker,” and compliance with specified limitations on the amount of securities to be sold (generally, one percent (1%) of the total amount of common stock outstanding) during any three (3)-month period, except that such conditions need not be met by a person who is not an affiliate of the Company at the time of sale and has not been an affiliate for the preceding three (3) months if the securities to be sold have been beneficially owned by such person for at least one (1) years prior to their sale.

4.

I understand that the Company currently does not, and at the time I wish to sell the Option Shares may not, satisfy the current public information requirement of Rule 144 and, consequently, I may be precluded from selling the Option Shares under Rule 144 even if the minimum holding period has been satisfied.

5.

I further understand that if all of the requirements of Rule 144 are not met, compliance with Regulation A or some other exemption from registration will be required; and that, although Rule 144 is not exclusive, the Staff of the Commission has expressed its opinion that persons proposing to sell restricted securities other than in a registered offering and other than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in such transactions do so at their own risk.

6.

I further understand that the certificate(s) representing the Option Shares, whether upon initial issuance or any transfer thereof, shall bear on their face legends, prominently stamped or printed thereon in capital letters, reading as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR THE PURCHASER’S OWN ACCOUNT AND NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF. NO SALE OR OTHER DISPOSITION OF SUCH SECURITIES MAY BE EFFECTED WITHOUT THE (1) REGISTRATION OF SUCH SALE OR DISPOSITION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND (2) QUALIFICATION OF SUCH SALE OR DISPOSITION UNDER THE CALIFORNIA CORPORATE SECURITIES LAW OF 1968, AS AMENDED, OR AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

THE TRANSFER OF THESE SECURITIES, OR ANY PORTION THEREOF OR INTEREST THEREIN, IS RESTRICTED BY AN AGREEMENT BETWEEN THE PURCHASER AND THE COMPANY. A COPY OF SUCH AGREEMENT MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF THE CORPORATION AND ALL PROVISIONS OF SUCH AGREEMENT ARE INCORPORATED BY REFERENCE IN THIS CERTIFICATE.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCK-UP PERIOD OF UP TO 214 DAYS FOLLOWING THE EFFECTIVE DATE OF A REGISTRATION STATEMENT OF THE COMPANY FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE COMPANY. SUCH LOCK-UP PERIOD IS BINDING ON TRANSFEREES OF THESE SHARES.

7.

I further understand that without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the closing of the Company’s first firm commitment underwritten public offering registered under the Securities Act of 1933 and ending on the date specified by the Company and the managing underwriter (such period not to exceed 180 days, which period may be extended upon the request of the managing underwriter, to the extent required by any rules of the securities exchange or trading system on which the Company’s securities are listed, for an additional period of up to 34 days if the Company issues or proposes to issue an earnings or other public release within 18 days of the expiration of the 180-day lockup period), I will not (a) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right, or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any Common Stock, or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock, held immediately before the effective date of the registration statement for such offering or (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (a) or (b) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise.

8.

I further understand that upon the termination of my employment with the Company, any non-vested shares as calculated according to the Option Agreement and the Option Terms are subject to Company’s right of repurchase at the Exercise Price.

9.

I further understand that I may suffer adverse tax consequences as a result of my purchase or disposition of the Option Shares. I represent that I have consulted with any tax consultant(s) I deem advisable in connection with the purchase or disposition of the Option Shares and that I am not relying on the Company for any tax advice.

IN WITNESS WHEREOF, the undersigned has executed this Notice of Exercise as of the date set forth below.

Signed:

Print Name:

Social Security No.:

Address:

Dated:

EXHIBIT B

Stock Option Plan

SILVER SPRING NETWORKS, INC.

AWARD AGREEMENT (RESTRICTED STOCK UNITS) TO THE

SILVER SPRING NETWORKS, INC. 2003 STOCK OPTION PLAN

Unless otherwise defined herein, the terms defined in the Silver Spring Networks, Inc. (the “Company”) 2003 Stock Option Plan (the “Plan”) shall have the same defined meanings in this Award Agreement (Restricted Stock Units) (the “Agreement”).

You (“Participant”) have been granted Restricted Stock Units (“RSUs”) subject to the terms, restrictions and conditions of the Plan, the Notice of Restricted Stock Unit Award (the “Notice”) and this Agreement.

1. Settlement. Settlement of RSUs shall be made within 90 days following the applicable date of vesting under the vesting schedule set forth in the Notice. Settlement of RSUs shall be in Shares.

2. No Stockholder Rights. Unless and until such time as Shares are issued in settlement of vested RSUs, Participant shall have no ownership of the Shares allocated to the RSUs and shall have no right dividends or to vote such Shares.

3. Dividend Equivalents. Dividends, if any (whether in cash or Shares), shall not be credited to Participant.

4. No Transfer. The RSUs and any interest therein shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of.

5. Termination. If Participant’s service with the Company, the Parent or any Subsidiary corporation of the Company terminates for any reason, all unvested RSUs shall be forfeited to the Company forthwith, and all rights of Participant to such RSUs shall immediately terminate. In case of any dispute as to whether termination has occurred, the Committee shall have sole discretion to determine whether such termination has occurred and the effective date of such termination.

6. Representations and Warranties of Participant: Participant represents and warrants to the Company as follows.

6.1 Shares Not Registered or Qualified. Participant understands and acknowledges that the Shares have not been registered with the SEC under the Securities Act, or with any securities regulatory agency administering any state securities laws, and that, notwithstanding any other provision of the Plan or this Agreement to the contrary, the settlement of any rights to any Shares is expressly conditioned upon compliance with the Securities Act and all applicable state securities laws. Participant agrees to cooperate with the Company to ensure compliance with such laws.

6.2 No Transfer Unless Registered or Exempt. Participant understands that Participant may not transfer any Shares unless such Shares are registered under the Securities Act or qualified under applicable state securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Participant understands that only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the Shares. Participant has also been advised that exemptions from registration and qualification may not be available or may not permit Participant to transfer all or any of the Shares in the amounts or at the times proposed by Participant.

1

6.3 SEC Rule 701. The Shares are issued pursuant to SEC Rule 701 promulgated under the Securities Act and may become freely tradable by non-affiliates (under limited conditions regarding the method of sale) ninety (90) days after the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC, subject to the lengthier market standoff agreement contained in this Agreement or any other agreement entered into by Participant. Affiliates must comply with the provisions (other than the holding period requirements) of Rule 144 which permits certain limited sales of unregistered securities. Rule 144 is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of six (6) months, and in certain cases one (1) year, after they have been purchased and paid for (within the meaning of Rule 144). Participant understands that Rule 144 may indefinitely restrict transfer of the Shares so long as Participant remains an “affiliate” of the Company or if “current public information” about the Company (as defined in Rule 144) is not publicly available.

6.4 Access to Information. Participant has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Participant reasonably considers important relating to the Shares, and Participant has had ample opportunity to ask questions of the Company’s representatives concerning such matters and this investment.

6.5 Understanding of Risks. Participant is fully aware of: (a) the highly speculative nature of the investment in the Shares; (b) the financial hazards involved; (c) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.g., that Participant may not be able to sell or dispose of the Shares or use them as collateral for loans); (d) the qualifications and backgrounds of the management of the Company; and (e) the tax consequences of investment in the Shares.

6.6 Purchase for Own Account for Investment. Participant will receive the Shares for Participant’s own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act. Participant has no present intention of selling or otherwise disposing of all or any portion of the Shares and no one other than Participant has any beneficial ownership of any of the Shares.

6.7 No General Solicitation. At no time was Participant presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer or settlement of the Shares.

7. Market Standoff Agreement. Participant agrees in connection with any registration of the Company’s securities under the Securities Act or other public offering that, upon the request of the Company or the underwriters managing any registered public offering of the Company’s securities, Participant will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such managing underwriters, as the case may be, for a period of time (not to exceed one hundred eighty (180) days) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the managing underwriters may specify for employee-stockholders generally. For purposes of this Section 7, the term “Company” shall include any wholly-owned subsidiary of the Company into which the Company merges or consolidates. In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the shares subject to this Section and to impose stop transfer instructions with respect to the Shares until the end of such period. Participant further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing and that such underwriters are express third party beneficiaries of this Section 4.

8. Company’s Refusal Right. Before any Shares held by Participant or any transferee of such Shares (either sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including, without limitation, a transfer by gift or operation of law), the Company and/or its assignee(s) will have a right of first

2

refusal to purchase the Shares to be sold or transferred (the “Offered Shares”) on the terms and conditions set forth in this Section (the “Refusal Right”).

8.1 Notice of Proposed Transfer. The Holder of the Offered Shares will deliver to the Company a written notice (the “Notice”) stating: (a) the Holder’s bona fide intention to sell or otherwise transfer the Offered Shares; (b) the name and address of each proposed Participant or other transferee (the “Proposed Transferee”); (c) the number of Offered Shares to be transferred to each Proposed Transferee; (d) the bona fide cash price or other consideration for which the Holder proposes to transfer the Offered Shares (the “Offered Price”); and (e) that the Holder acknowledges this Notice is an offer to sell the Offered Shares to the Company and/or its assignee(s) pursuant to the Company’s Refusal Right at the Offered Price as provided for in this Agreement.

8.2 Exercise of Refusal Right. At any time within thirty (30) days after the date the Notice is effective pursuant to Section 11, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all (or, with the consent of the Holder, less than all) the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price, determined as specified below.

8.3 Purchase Price. The purchase price for the Offered Shares purchased under this Section will be the Offered Price, provided that if the Offered Price consists of no legal consideration (as, for example, in the case of a transfer by gift) the purchase price will be the fair market value of the Offered Shares as determined in good faith by the Company’s Board of Directors. If the Offered Price includes consideration other than cash, then the value of the non-cash consideration, as determined in good faith by the Company’s Board of Directors, will conclusively be deemed to be the cash equivalent value of such non-cash consideration.

8.4 Payment. The purchase price for the Offered Shares will be paid, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding purchase money indebtedness owed by the Holder to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The purchase price will be paid without interest within sixty (60) days after the Company’s receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.

8.5 Holder’s Right to Transfer. If all of the Offered Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Offered Shares to each Proposed Transferee at the Offered Price or at a higher price, provided that (a) such sale or other transfer is consummated within one hundred twenty (120) days after the date of the Notice, (b) any such sale or other transfer is effected in compliance with all applicable securities laws, and (c) each Proposed Transferee agrees in writing that the provisions of this Section will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not transferred to each Proposed Transferee within such one hundred twenty (120) day period, then a new Notice must be given to the Company pursuant to which the Company will again be offered the right of first refusal before any Shares held by the Holder may be sold or otherwise transferred.

8.6 Exempt Transfers. Notwithstanding the foregoing, the following transfers of Shares will be exempt from the Refusal Right: (a) the transfer of any or all of the Shares during Participant’s lifetime by gift or on Participant’s death by will or intestacy to Participant’s “Immediate Family” (as defined below) or to a trust for the benefit of Participant or Participant’s Immediate Family, provided that each transferee agrees in a writing satisfactory to the Company that the provisions of this Section 8 will continue to apply to the transferred Shares in the hands of such transferee; (b) any transfer of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another entity or entities (except that, subject to Section 8.7, unless

3

the agreement of merger or consolidation expressly otherwise provides, the Refusal Right will continue to apply thereafter to such Shares, in which case the surviving entity of such merger or consolidation shall succeed to the rights of the Company under this Section 8); or (c) any transfer of Shares pursuant to the winding up and dissolution of the Company. As used herein, the term “Immediate Family” will mean Participant’s spouse, the lineal descendant or antecedent, father, mother, brother or sister, child, adopted child, grandchild or adopted grandchild of the Participant or the Participant’s spouse, or the spouse of any of the above.

8.7 Termination of Refusal Right. The Refusal Right will terminate as to all Shares (a) on the effective date of the first sale of Common Stock of the Company to the public pursuant to a registration statement filed with and declared effective by the SEC under the Securities Act (other than a registration statement relating solely to the issuance of Common Stock pursuant to a business combination or an employee incentive or benefit plan) or (b) on any transfer or conversion of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another entity or entities if the common stock of the surviving entity or any direct or indirect parent entity thereof is registered under the Securities Exchange Act of 1934, as amended.

9. Restrictive Legends and Stop-transfer Orders. Participant understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by applicable laws, the Company’s Certificate of Incorporation or Bylaws, any other agreement between Participant and the Company or any agreement between Participant and any third party:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE AND TRANSFER, INCLUDING THE REFUSAL RIGHT HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S), AND A MARKET STANDOFF AGREEMENT, AS SET FORTH IN AN AWARD AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH PUBLIC SALE AND TRANSFER RESTRICTIONS INCLUDING THE REFUSAL RIGHT AND THE MARKET STANDOFF ARE BINDING ON TRANSFEREES OF THESE SHARES.

Participant agrees that, to ensure compliance with the restrictions imposed by this Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records. The Company will not be required (a) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (b) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.

10. U.S. Tax Consequences. Participant acknowledges that there will be tax consequences upon settlement of the RSUs or disposition of the Shares, if any, received in connection therewith, and Participant should consult a tax adviser regarding Participant’s tax obligations prior to such settlement or disposition. Upon vesting of the RSU, Participant will include in income the fair market value of the Shares subject to the RSU.

4

The included amount will be treated as ordinary income by Participant and will be subject to withholding by the Company when required by applicable law. Upon disposition of the Shares, any subsequent increase or decrease in value will be treated as short-term or long-term capital gain or loss, depending on whether the Shares are held for more than one year from the date of settlement. Further, an RSU may be considered a deferral of compensation that may be subject to Section 409A of the Code. Section 409A of the Code imposes special rules to the timing of making and effecting certain amendments of this RSU with respect to distribution of any deferred compensation. You should consult your personal tax advisor for more information on the actual and potential tax consequences of this RSU.

11. Acknowledgement. The Company and Participant agree that the RSUs are granted under and governed by the Notice, this Agreement and the provisions of the Plan. Participant: (i) acknowledges receipt of a copy of the Plan and the Plan prospectus, (ii) represents that Participant has carefully read and is familiar with their provisions, and (iii) hereby accepts the RSUs subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice.

12. Entire Agreement; Enforcement of Rights. This Agreement, the Plan and the Notice constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments or negotiations concerning the purchase of the Shares hereunder are superseded. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing and signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

13. Compliance with Laws and Regulations. The issuance of Shares will be subject to and conditioned upon compliance by the Company and Participant with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Common Stock may be listed or quoted at the time of such issuance or transfer.

14. Notices. Any and all notices required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Agreement on the earliest of the following: (a) at the time of personal delivery, if delivery is in person; (b) at the time of transmission by facsimile, addressed to the other party at its facsimile number specified herein (or hereafter modified by subsequent notice to the parties hereto), with confirmation of receipt made by both telephone and printed confirmation sheet verifying successful transmission of the facsimile; (c) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (d) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries. All notices for delivery outside the United States will be sent by facsimile or by express courier. All notices not delivered personally or by facsimile will be sent with postage and/or other charges prepaid and properly addressed to the party to be notified at the address or facsimile number set forth below the signature lines of this Agreement, or at such other address or facsimile number as such other party may designate by one of the indicated means of notice herein to the other parties hereto. Notices to the Company will be marked “Attention: President.”

15. Governing Law; Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the

5

parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

16. No Rights as Employee, Director or Consultant. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Participant’s service, for any reason, with or without cause.

By your signature and the signature of the Company’s representative on the Notice, Participant and the Company agree that this RSU is granted under and governed by the terms and conditions of the Plan, the Notice and this Agreement. Participant has reviewed the Plan, the Notice and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement, and fully understands all provisions of the Plan, the Notice and this Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice and this Agreement. Participant further agrees to notify the Company upon any change in Participant’s residence address.

6